Eaton Vance Emerging Markets Local Income Fund
Class A Shares - EEIAX      Class C Shares - EEICX      Class I Shares - EEIIX
A non-diversified fund seeking total return

Eaton Vance Global Macro Absolute Return Fund
Class A Shares - EAGMX      Class C Shares - ECGMX      Class I Shares - EIGMX      Class R Shares - ERGMX
A non-diversified fund seeking total return

Eaton Vance Global Macro Absolute Return Advantage Fund
Class A Shares - EGRAX      Class C Shares - EGRCX      Class I Shares - EGRIX      Class R Shares - EGRRX
A non-diversified fund seeking total return

Eaton Vance Diversified Currency Income Fund
Class A Shares - EAIIX      Class C Shares -ECIMX      Class I Shares - EIIMX
A diversified fund seeking total return

Eaton Vance Strategic Income Fund
Class A Shares - ETSIX      Class B Shares - EVSGX      Class C Shares - ECSIX
Class I Shares - ESIIX      Class R Shares - ERSIX
A non-diversified fund seeking total return

Prospectus Dated
March 1, 2011
as revised October 25, 2011

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Table of Contents
Fund Summaries	3
Emerging Markets Local Income Fund	3
Global Macro Absolute Return Fund	8
Global Macro Absolute Return Advantage Fund	13
Diversified Currency Income Fund	17
Strategic Income Fund	22
Important Information Regarding Fund Shares	27
Investment Objectives & Principal Policies and Risks	28
Management and Organization	36
Valuing Shares	39
Purchasing Shares	39
Sales Charges	43
Redeeming Shares	45
Shareholder Account Features	46
Additional Tax Information	47
Financial Highlights	49
Emerging Markets Local Income Fund	49
Global Macro Absolute Return Fund	50
Global Macro Absolute Return Advantage Fund	52
Diversified Currency Income Fund	53
Strategic Income Fund	54
Further Information About The Portfolios	57

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Fund Summaries

Eaton Vance Emerging Markets Local Income Fund

Investment Objective

The Fund’s investment objective is total return. Total return is defined as income plus capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 42 of this Prospectus and page 36 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class C	Class I

Management Fees	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.30%	1.00%	n/a
Other Expenses (estimated for Class C)	0.66%	0.66%	0.66%
Total Annual Fund Operating Expenses	1.61%	2.31%	1.31%
Expense Reimbursement(2)	(0.36)%	(0.36)%	(0.36)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.25%	1.95%	0.95%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.
(2)	The investment adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.25% for Class A shares, 1.95% for Class C shares and 0.95% for Class I shares. This expense reimbursement will continue through February 28, 2012. Any amendments of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and amounts reimbursed may be subject to recoupment during the current fiscal year to the extent expenses are less than the contractual expense cap.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$596	$925	$1,277	$2,266	$596	$925	$1,277	$2,266
Class C shares	$298	$687	$1,203	$2,618	$198	$687	$1,203	$2,618
Class I shares	$97	$380	$ 684	$1,548	$97	$380	$ 684	$1,548

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing in securities, derivatives and other instruments to establish investment exposures to emerging markets. The Fund invests at least 80% of total net assets in (i) securities denominated in currencies of emerging market countries, (ii) fixed income instruments issued by emerging market entities or sovereign nations, and/or (iii) derivative instruments, denominated in or based on the currencies, interest rates, or issues of, emerging market countries (the "80% Policy"). Emerging market countries are defined to include any country which did not accede to (i.e., did not become a member of) the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

countries are referred to as frontier market countries. The Fund has significant exposure to foreign currencies and duration. The Fund’s investments may be highly concentrated in a geographic region or country. The Fund seeks to outperform its benchmark, JPMorgan GBI: Emerging Markets Global Diversified Index, however there can be no assurance that it will do so.

The Fund invests in fixed income securities, a wide variety of derivative instruments, commodities-related investments and, to a limited extent, equity securities. The Fund expects to achieve certain exposures primarily through derivative transactions, including (but not limited to) foreign exchange forward contracts; futures on securities, indices, currencies, commodities, and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund’s use of derivatives may be extensive. The Fund may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending.

In managing the Fund, the investment adviser adjusts investments in an effort to take advantage of differences in countries, currencies, interest rates and credits based on its global macroeconomic and political analysis. The investment adviser seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies, and to anticipate changes in global economies, markets, political conditions and other factors for this purpose. The investment adviser considers the relative risk/return characteristics of prospective investments (whether securities, currencies, derivatives, commodities or other instruments) in determining the most efficient means for achieving desired exposures.

The Fund primarily invests its assets in Emerging Markets Local Income Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective and policies as the Fund, but may also invest directly in securities and other instruments.

Principal Risks

Foreign and Emerging Market Investment Risk. Because the Fund invests a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries, and as a result, Fund share values may be more volatile. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of foreign assets and currencies can be adversely affected by changes in foreign currency exchange rates and political and monetary policies.

Market Risk. Economic and other events (whether real or perceived) can reduce the demand for certain fixed income securities, or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain fixed income securities can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Credit Risk. Fixed income securities are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of fixed income securities may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of fixed income securities, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security rather than solely to hedge the risk of a position or security held by the Fund. When derivatives are used to gain exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated investments have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Short Sale Risk. Short sale risk includes, among other things, the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Interest Rate Risk. As interest rates rise, the value of certain fixed income securities is likely to decline. Conversely, when interest rates decline, the value of such investments is likely to rise. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations, making them more volatile. A rising interest rate environment may extend the average life of mortgages or other asset-backed receivables underlying mortgage-backed or asset-backed securities. This extension increases the risk of depreciation due to future increases in market interest rates. In a declining interest rate environment, prepayment of securities may increase. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Risk of U.S. Government-Sponsored Agencies. While certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and Fannie Mae) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty's insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Risks of Commodity-Related Investments. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument. To the extent commodity-related investments are held through an offshore subsidiary of the Fund, such subsidiary will not be subject to U.S. laws (including securities laws) and their protections. An offshore subsidiary will be subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Equity Investing Risk. The Fund’s shares may be sensitive to stock market volatility. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Although values can rebound, there is no assurance they will return to previous levels.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates which exceed the costs involved.

Geographic Concentration Risk. Because the Fund’s investments may be highly concentrated in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the period from December 31, 2007 through December 31, 2010, the highest quarterly total return for Class A was 15.42% for the quarter ended June 30, 2009, and the lowest quarterly return was –7.12% for the quarter ended December 31, 2008. For the 30 days ended October 31, 2010, the SEC yield for Class A shares was 4.19%, for Class C shares was 2.95% and for Class I shares was 4.72%. For current yield information, call 1-800-262-1122.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Average Annual Total Return as of December 31, 2010	One Year	Life of Fund

Class A Return Before Taxes	8.37%	9.46%
Class A Return After Taxes on Distributions	5.83%	6.39%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	5.63%	6.34%
Class C Return Before Taxes	12.52%	10.90%
Class I Return Before Taxes	14.28%	10.95%
JPMorgan Government Bond Index – Emerging Market (JPM GBI–EM) Global Diversified (Unhedged) (reflects no deduction for fees, expenses or taxes)	15.68%	11.25%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class C. Class A commenced operations on June 27, 2007. Life of Fund returns are calculated from June 30, 2007. The Class C performance shown above for the period prior to August 3, 2010 (commencement of operations) is the performance of Class A shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the classes) and the Class I performance shown above for the period prior to November 30, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the classes. If adjusted for other expenses, returns would be different. Investors cannot invest directly in an Index. (Source for JPM GBI–EM Global Diversified (Unhedged): JP Morgan.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Eaton Vance Management ("Eaton Vance") serves as Investment Adviser to the Fund. Boston Management and Research ("BMR") serves as Investment Adviser to the Portfolio.

Portfolio Managers

Mark S. Venezia, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since inception.

John R. Baur, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since 2008.

Michael A. Cirami, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since 2008.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 27 of this Prospectus.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Eaton Vance Global Macro Absolute Return Fund

Investment Objective

The Fund’s investment objective is total return. Total return is defined as income plus capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 42 of this Prospectus and page 36 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class C	Class I	Class R

Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.30%	1.00%	n/a	0.50%
Other Expenses (including interest expense) (estimated for Class R)	0.17%	0.18%	0.18%	0.15%
Total Annual Fund Operating Expenses	1.00%	1.71%	0.71%	1.18%

(1) Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$572	$778	$1,001	$1,641	$572	$778	$1,001	$1,641
Class C shares	$274	$539	$ 928	$2,019	$174	$539	$ 928	$2,019
Class I shares	$73	$227	$ 395	$883	$73	$227	$ 395	$ 883
Class R shares	$120	$375	$ 649	$1,432	$120	$375	$ 649	$1,432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world. The Fund normally invests in multiple countries and may have significant exposure to foreign currencies. The Fund’s long and short investments primarily are sovereign exposures, including sovereign debt, currencies, and interest rates. The Fund may also invest in corporate debt and equity issuers, both foreign and domestic, including banks, and commodities-related investments. The Fund’s investments may be highly concentrated in a geographic region or country, typically including less-developed countries, characterized as emerging and frontier markets. Normally, not more than 25% of the Fund’s assets are invested in securities or issuers in any one foreign country or denominated in any one currency other than the U.S. dollar or the euro.

In seeking its investment objective, the Fund may invest in fixed income securities, a wide variety of derivative instruments, commodities-related investments and equity securities. The Fund expects to achieve certain exposures primarily through derivative transactions, including (but not limited to) foreign exchange forward contracts; futures on securities, indices, currencies, commodities, and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

swaps, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending. The Fund frequently has significant exposure to foreign investments and derivatives.

The Fund employs an absolute return investment approach. Absolute return strategies benchmark their performance primarily against short-term cash instruments, adjusting to compensate for the amount of investment risk assumed. Relative return strategies, by contrast, seek to outperform a designated stock, bond or other market index, and measure their performance primarily in relation to such benchmark. Over time, the investment performance of absolute return strategies typically is substantially independent of longer term movements in the stock and bond market.

In managing the Fund, the investment adviser utilizes macroeconomic and political analysis to identify investment opportunities throughout the world, including both developed and emerging markets. The investment adviser seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies, and to anticipate changes in global economies, markets, political conditions and other factors for this purpose.

The Fund primarily invests its assets in Global Macro Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective and policies as the Fund, but may also invest directly in securities and other instruments.

Principal Risks

Foreign and Emerging Market Investment Risk. Because the Fund invests a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries, and as a result, Fund share values may be more volatile. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of foreign assets and currencies can be adversely affected by changes in foreign currency exchange rates and political and monetary policies.

Market Risk. Economic and other events (whether real or perceived) can reduce the demand for certain fixed income securities, or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain fixed income securities can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Credit Risk. Fixed income securities are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of fixed income securities may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of fixed income securities, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security rather than solely to hedge the risk of a position or security held by the Fund. When derivatives are used to gain exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

achieve its original purpose for using such derivatives. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated investments have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Short Sale Risk. Short sale risk includes, among other things, the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Interest Rate Risk. As interest rates rise, the value of certain fixed income securities is likely to decline. Conversely, when interest rates decline, the value of such investments is likely to rise. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations, making them more volatile. A rising interest rate environment may extend the average life of mortgages or other asset-backed receivables underlying mortgage-backed or asset-backed securities. This extension increases the risk of depreciation due to future increases in market interest rates. In a declining interest rate environment, prepayment of securities may increase. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Risk of U.S. Government-Sponsored Agencies. While certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and Fannie Mae) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty's insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Risks of Commodity-Related Investments. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument. To the extent commodity-related investments are held through an offshore subsidiary of the Fund, such subsidiary will not be subject to U.S. laws (including securities laws) and their protections. An offshore subsidiary will be subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

Equity Investing Risk. The Fund’s shares may be sensitive to stock market volatility. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Although values can rebound, there is no assurance they will return to previous levels.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates which exceed the costs involved.

Geographic Concentration Risk. Because the Fund’s investments may be concentrated in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results.

The performance of each Class for the period prior to June 27, 2007 is that of Global Macro Portfolio, the separate registered investment company in which the Fund invests. The performance of the Portfolio is not adjusted for Fund expenses. If such an adjustment was made, the performance would have been different. The Fund’s performance after June 27, 2007 reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2010, the highest quarterly total return for Class A was 5.81% for the quarter ended June 30, 2003, and the lowest quarterly return was –1.58% for the quarter ended September 30, 2002. For the 30 days ended October 31, 2010, the SEC yield for Class A shares was 0.86%, for Class C shares was 0.21%, for Class I shares was 1.24% and for Class R shares was 0.82%. For current yield information, call 1-800-262-1122.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Average Annual Total Return as of December 31, 2010	One Year	Five Years	Ten Years

Class A Return Before Taxes	-0.44%	5.89%	7.11%
Class A Return After Taxes on Distributions	-0.77%	3.85%	4.47%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	0.96%	3.93%	4.51%
Class C Return Before Taxes	2.81%	6.75%	7.54%
Class I Return Before Taxes	4.74%	7.12%	7.73%
Class R Return Before Taxes	4.31%	7.69%	8.02
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.13%	2.43%	2.38%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class C. Class A and Class I commenced operations on June 27, 2007. The Class C performance shown above for the period prior to October 1, 2009 (commencement of operations) is the performance of Class A shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the classes) and the Class R performance shown above for the period prior to April 8, 2010 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the classes. If adjusted for other expenses, returns would be different. Investors cannot invest directly in an Index. (Source for BofA Merrill Lynch 3-Month U.S. Treasury Bill Index: Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Eaton Vance Management ("Eaton Vance") serves as Investment Adviser to the Fund. Boston Management and Research ("BMR") serves as Investment Adviser to the Portfolio.

Portfolio Managers

Mark S. Venezia, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since inception.

John R. Baur, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since 2008.

Michael A. Cirami, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since 2008.

Eric A. Stein, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since 2010.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 27 of this Prospectus.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Eaton Vance Global Macro Absolute Return Advantage Fund

Investment Objective

The Fund’s investment objective is total return. Total return is defined as income plus capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 42 of this Prospectus and page 36 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class C	Class I	Class R

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.30%	1.00%	n/a	0.50%
Other Expenses (estimated)	1.63%	1.63%	1.63%	1.63%
Total Annual Fund Operating Expenses	2.93%	3.63%	2.63%	3.13%
Expense Reimbursement(2)	(1.38)%	(1.38)%	(1.38)%	(1.38)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.55%	2.25%	1.25%	1.75%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.
(2)	The investment adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.55% for Class A shares, 2.25% for Class C shares, 1.25% for Class I shares and 1.75% for Class R shares. This expense reimbursement will continue through February 28, 2013. Any amendments of this reimbursement would require written approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and amounts reimbursed may be subject to recoupment during the current fiscal year to the extent expenses are less than the contractual expense cap.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$625	$1,082	$1,705	$3,377	$625	$1,082	$1,705	$3,377
Class C shares	$328	$ 848	$1,636	$3,702	$228	$ 848	$1,636	$3,702
Class I shares	$127	$ 546	$1,139	$2,750	$127	$ 546	$1,139	$2,750
Class R shares	$178	$ 698	$1,391	$3,239	$178	$ 698	$1,391	$3,239

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world. The Fund normally invests in multiple countries and may have significant exposure to foreign currencies. The Fund’s long and short investments primarily are sovereign exposures, including sovereign debt, currencies, and interest rates. The Fund may also invest in corporate debt and equity issuers, both foreign and domestic, including banks, and commodities-related investments. The Fund’s investments may be highly concentrated in a geographic region or country and typically a portion will be invested in emerging market countries.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

In seeking its investment objective, the Fund may invest in fixed income securities, a wide variety of derivative instruments, commodities-related investments and equity securities. The Fund expects to achieve certain exposures primarily through derivative transactions, including (but not limited to) foreign exchange forward contracts; futures on securities, indices, currencies, commodities, and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending. The Fund frequently has significant exposure to foreign investments and derivatives.

The Fund employs an absolute return investment approach. Absolute return strategies benchmark their performance primarily against short-term cash instruments, adjusting to compensate for the amount of investment risk assumed. Relative return strategies, by contrast, seek to outperform a designated stock, bond or other market index, and measure their performance primarily in relation to such benchmark. Over time, the investment performance of absolute return strategies typically is substantially independent of longer term movements in the stock and bond market.

In managing the Fund, the investment adviser utilizes macroeconomic and political analysis to identify investment opportunities throughout the world, including both developed and emerging markets. The investment adviser seeks to identify countries and currencies it believes have potential to outperform investments in other countries and currencies, and to anticipate changes in global economies, markets, political conditions and other factors for this purpose.

The Fund primarily invests its assets in Global Macro Absolute Return Advantage Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective and policies as the Fund, but may also invest directly in securities and other instruments.

Principal Risks

Foreign and Emerging Market Investment Risk. Because the Fund invests a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries, and as a result, Fund share values may be more volatile. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of foreign assets and currencies can be adversely affected by changes in foreign currency exchange rates and political and monetary policies.

Market Risk. Economic and other events (whether real or perceived) can reduce the demand for certain fixed income securities, or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain fixed income securities can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Credit Risk. Fixed income securities are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of fixed income securities may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of fixed income securities, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security rather than solely to hedge the risk of a position or security held by the Fund. When derivatives are used to gain exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated investments have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Short Sale Risk. Short sale risk includes, among other things, the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Interest Rate Risk. As interest rates rise, the value of certain fixed income securities is likely to decline. Conversely, when interest rates decline, the value of such investments is likely to rise. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations, making them more volatile. A rising interest rate environment may extend the average life of mortgages or other asset-backed receivables underlying mortgage-backed or asset-backed securities. This extension increases the risk of depreciation due to future increases in market interest rates. In a declining interest rate environment, prepayment of securities may increase. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Risk of U.S. Government-Sponsored Agencies. While certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and Fannie Mae) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty's insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Risks of Commodity-Related Investments. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument. To the extent commodity-related investments are held through an offshore subsidiary of the Fund, such subsidiary will not be subject to U.S. laws (including securities laws) and their protections. An offshore subsidiary will be subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Equity Investing Risk. The Fund’s shares may be sensitive to stock market volatility. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Although values can rebound, there is no assurance they will return to previous levels.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates which exceed the costs involved.

Geographic Concentration Risk. Because the Fund’s investments may be concentrated in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

Performance history will be available for the Fund after the Fund has been in operation for one calendar year.

Management

Investment Adviser. Eaton Vance Management ("Eaton Vance") serves as Investment Adviser to the Fund. Boston Management and Research ("BMR") serves as Investment Adviser to the Portfolio.

Portfolio Managers

Mark S. Venezia, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since inception in 2010.

John R. Baur, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since inception in 2010.

Michael A. Cirami, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since inception in 2010.

Eric A. Stein, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since inception in 2010.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 27 of this Prospectus.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Eaton Vance Diversified Currency Income Fund

Investment Objective

Eaton Vance Diversified Currency Income Fund’s (formerly Eaton Vance International Multi-Market Local Income Fund) investment objective is total return. Total return is defined as income plus capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 42 of this Prospectus and page 36 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class C	Class I

Management Fees	0.625%	0.625%	0.625%
Distribution and Service (12b-1) Fees	0.300%	1.000%	n/a
Other Expenses (estimated for Class C and Class I)	1.915%	1.915%	1.915%
Total Annual Fund Operating Expenses	2.840%	3.540%	2.540%
Expense Reimbursement(2)	(1.740)%	(1.740)%	(1.740)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.100%	1.800%	0.800%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolio.
(2)	The investment adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.10% for Class A shares, 1.80% for Class C shares and 0.80% for Class I shares. This expense reimbursement will continue through February 28, 2012. Any amendments of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and amounts reimbursed may be subject to recoupment during the current fiscal year to the extent expenses are less than the contractual expense cap.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$582	$1,156	$1,756	$3,371	$582	$1,156	$1,756	$3,371
Class C shares	$283	$ 924	$1,687	$3,695	$183	$ 924	$1,687	$3,695
Class I shares	$82	$ 624	$1,194	$2,744	$82	$ 624	$1,194	$2,744

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks its investment objective by investing in securities, derivatives and other instruments to establish diversified investment exposures in both developed and emerging markets. The Fund invests at least 80% of net assets in (i) securities denominated in foreign currencies, (ii) fixed income instruments issued by foreign entities or sovereign nations, (iii) derivative instruments, denominated in or based on the currencies, interest rates, or issues of foreign entities or sovereign nations, and/or (iv) precious metals and commodities-related instruments (the "80% Policy"). Certain emerging market countries are referred to as frontier market countries. The Fund’s investments may be highly concentrated in a geographic region.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

The Fund invests in fixed income securities, a wide variety of derivative instruments, precious metals and other commodities-related investments and, to a more limited extent, equity securities. The Fund expects to achieve certain exposures primarily through derivative transactions, including (but not limited to) forward foreign currency exchange contracts; futures on securities, indices, currencies, commodities, and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities or commodities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund’s use of derivatives is expected to be extensive. The Fund may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending. The Fund frequently has significant exposure to emerging markets investments and derivatives.

In managing the Fund, the investment adviser seeks to gain exposures to countries and currencies that are expected to strengthen versus one or more of the world’s major economies or currencies (U.S. dollar, euro and yen) based on its global macroeconomic and political analysis. The investment adviser attempts to identify countries and currencies it believes have potential to outperform investments in other countries and currencies, and to anticipate changes in global economies, markets, political conditions and other factors for this purpose. The investment adviser considers the relative risk/return characteristics of prospective investments (whether securities, currencies, derivatives, commodities or other instruments) in determining the most efficient means for achieving desired exposures.

The Fund primarily invests its assets in International Income Portfolio (the "Portfolio"), a separate registered investment company with the same investment objective and policies as the Fund, but may also invest directly in securities and other instruments.

Principal Risks

Foreign and Emerging Market Investment Risk. Because the Fund invests a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries, and as a result, Fund share values may be more volatile. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of foreign assets and currencies can be adversely affected by changes in foreign currency exchange rates and political and monetary policies.

Market Risk. Economic and other events (whether real or perceived) can reduce the demand for certain fixed income securities, or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain fixed income securities can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Credit Risk. Fixed income securities are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of fixed income securities may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of fixed income securities, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security rather than solely to hedge

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

the risk of a position or security held by the Fund. When derivatives are used to gain exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated investments have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Short Sale Risk. Short sale risk includes, among other things, the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Interest Rate Risk. As interest rates rise, the value of certain fixed income securities is likely to decline. Conversely, when interest rates decline, the value of such investments is likely to rise. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations, making them more volatile. A rising interest rate environment may extend the average life of mortgages or other asset-backed receivables underlying mortgage-backed or asset-backed securities. This extension increases the risk of depreciation due to future increases in market interest rates. In a declining interest rate environment, prepayment of securities may increase. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Risk of U.S. Government-Sponsored Agencies. While certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and Fannie Mae) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty's insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Risks of Commodity-Related Investments. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument. To the extent commodity-related investments are held through an offshore subsidiary of the Fund, such subsidiary will not be subject to U.S. laws (including securities laws) and their protections. An offshore subsidiary will be subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

Equity Investing Risk. The Fund’s shares may be sensitive to stock market volatility. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Although values can rebound, there is no assurance they will return to previous levels.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates which exceed the costs involved.

Geographic Concentration Risk. Because the Fund’s investments may be highly concentrated in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. No performance is shown for Class C and Class I shares because those Classes had not commenced operations as of December 31, 2010. Past performance (both before and after taxes) is no guarantee of future results. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the period from December 31, 2007 through December 31, 2010, the highest quarterly total return for Class A was 11.09% for the quarter ended March 31, 2008, and the lowest quarterly return was –5.21% for the quarter ended September 30, 2008. For the 30 days ended October 31, 2010, the SEC yield for Class A shares was 1.88%. For current yield information, call 1-800-262-1122.

Average Annual Total Return as of December 31, 2010	One Year	Life of Fund

Class A Return Before Taxes	-0.25%	7.56%
Class A Return After Taxes on Distributions	-0.21%	6.29%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	1.18%	5.94%
Barclays Capital Global Ex-USD Benchmark Currency (Trade-weighted) Index (reflects no deduction for fees, expenses or taxes)	3.91%	2.62%
JP Morgan Government Bond Index – Global Ex-US 1-3 year (reflects no deduction for fees, expenses or taxes)	4.75%	8.70%
JP Morgan Government Bond Index – Global, ex U.S. (reflects no deduction for fees, expenses or taxes)	6.78%	9.86%

These returns reflect the maximum sales charge for Class A (4.75%). Class A commenced operations on June 27, 2007. Life of Fund returns are calculated from June 30, 2007. The Fund’s primary benchmark has changed to Barclays Capital Global Ex-USD Benchmark Currency (Trade-weighted) Index because it was deemed by the portfolio managers to be a more appropriate benchmark for the Fund. Investors cannot invest directly in an Index.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Eaton Vance Management ("Eaton Vance") serves as Investment Adviser to the Fund. Boston Management and Research ("BMR") serves as Investment Adviser to the Portfolio.

Portfolio Managers

Mark S. Venezia, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since inception.

John R. Baur, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since 2008.

Michael A. Cirami, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since 2008.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 27 of this Prospectus.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Eaton Vance Strategic Income Fund

Investment Objective

The Fund’s investment objective is total return. Total return is defined as income plus capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 42 of this Prospectus and page 36 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I	Class R

Management Fees	0.01%	0.01%	0.01%	0.01%	0.01%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	n/a	0.50%
Other Expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses(2)	0.63%	0.63%	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses	1.01%	1.76%	1.76%	0.76%	1.26%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolios.
(2)	Reflects the Fund’s allocable share of the advisory fee and other expenses of the Portfolios in which it invests. Of this amount, advisory fees were 0.55%.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A shares	$573	$781	$1,006	$1,653	$573	$781	$1,006	$1,653
Class B shares	$679	$954	$1,154	$1,875	$179	$554	$ 954	$1,875
Class C shares	$279	$554	$ 954	$2,073	$179	$554	$ 954	$2,073
Class I shares	$78	$243	$ 422	$942	$78	$243	$ 422	$ 942
Class R shares	$128	$400	$ 692	$1,523	$128	$400	$ 692	$1,523

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective primarily by allocating assets among other registered investment companies managed by Eaton Vance and it affiliates that invest in different asset classes (the "Portfolios"). The Fund’s portfolio managers, taking market and other factors into consideration, determine the percentage of the Fund’s assets invested in each Portfolio. The Fund also may invest directly in securities, non-affiliated registered investment companies, or other instruments to gain exposure to sectors of the market the investment adviser believes may not be represented or are underrepresented by the Portfolios, to hedge certain Portfolio exposures and/or to otherwise manage the exposures of the Fund.

The Fund seeks investment exposures around the world, including, but not limited to, U.S. government agency mortgage-backed securities, high yield corporate debt, secured floating rate bank loans, sovereign nation investments (including sovereign debt, currencies, and interest rates), municipal investments and commodity-related investments. The Fund may invest up to 10% of its net assets in municipal securities directly or through other investment companies. The Fund frequently has significant exposure to foreign markets, including emerging markets. The Fund invests at least 25% of its net assets in one or more Portfolios that seek exposures around the world by investing primarily in sovereign nation investments.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

The Fund expects to achieve certain exposures primarily through derivative transactions, including (but not limited to) foreign exchange forward contracts; futures on securities, indices, currencies, commodities, and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps, which may create economic leverage in the Fund. The Fund may engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund’s use of derivatives may be extensive.

The Fund will maintain an average credit rating of at least investment grade (BBB by Standard & Poor’s Ratings Group ("S&P") and Fitch Ratings ("Fitch") or Baa by Moody’s Investors Service, Inc. ("Moodys")). The Fund’s average credit rating will be the weighted-average of (i) the average credit ratings of the Portfolios in which it invests and (ii) the securities it holds directly. While the Fund’s average credit rating will be investment grade, the Fund may invest in individual securities of any credit quality, including those rated below investment grade (so-called "junk bonds"). The Fund may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending.

In managing the Fund, the investment adviser adjusts investments based on its macroeconomic views and analysis in an effort to take advantage of differences in investment sectors, such as U.S. Government, investment grade and below investment grade credit markets, and foreign sectors (primarily focused on sovereign debt, currencies, interest rates, and, to a limited extent, equities). The investment adviser considers the relative risk/return characteristics of prospective investments (whether securities, currencies, derivatives, commodities or other instruments) in determining the most efficient means for achieving desired exposures.

Principal Risks

Foreign and Emerging Market Investment Risk. Because the Fund invests a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries, and as a result, Fund share values may be more volatile. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of foreign assets and currencies can be adversely affected by changes in foreign currency exchange rates and political and monetary policies.

Market Risk. Economic and other events (whether real or perceived) can reduce the demand for certain fixed income securities, or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain fixed income securities can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Credit Risk. Fixed income securities and bank loans are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of fixed income securities and bank loans may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. Credit ratings assigned by rating agencies are based on a number of factors and do not necessarily reflect the issuer’s current financial condition or the volatility or liquidity of the security. In the event of bankruptcy of the issuer of fixed income securities and bank loans, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect net asset value.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated investments have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Short Sale Risk. Short sale risk includes, among other things, the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a position or security rather than solely to hedge the risk of a position or security held by the Fund. When derivatives are used to gain exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. The use of derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Interest Rate Risk. As interest rates rise, the value of certain fixed income securities is likely to decline. Conversely, when interest rates decline, the value of such investments is likely to rise. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations, making them more volatile. A rising interest rate environment may extend the average life of mortgages or other asset-backed receivables underlying mortgage-backed or asset-backed securities. This extension increases the risk of depreciation due to future increases in market interest rates. In a declining interest rate environment, prepayment of securities may increase. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Risk of U.S. Government-Sponsored Agencies. While certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and Fannie Mae) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty's insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Risks of Commodity-Related Investments. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the Fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument. To the extent commodity-related investments are held through an offshore subsidiary of the Fund, such subsidiary will not be subject to U.S. laws (including securities laws) and their protections. An offshore subsidiary will be subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Equity Investing Risk. The Fund’s shares may be sensitive to stock market volatility. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Although values can rebound, there is no assurance they will return to previous levels.

Securities Lending Risk. Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser is unable to reinvest cash collateral at rates which exceed the costs involved.

Issuer Diversification Risk. The Fund is “non-diversified” which means it may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Non-diversified funds face the risk of focusing investments in a small number of issuers, including being more susceptible to risks affecting such issuers than a more diversified fund might be.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index and Lipper classification average. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the ten years ended December 31, 2010, the highest quarterly total return for Class A was 10.18% for the quarter ended June 30, 2009, and the lowest quarterly total return was -8.46% for the quarter ended December 31, 2008. For the 30 days ended October 31, 2010, the SEC yield for Class A shares was 2.64%, for Class B shares was 2.02%, for Class C shares was 2.02%, for Class I shares was 3.01% and for Class R shares was 2.51%. For current yield information call 1-800-262-1122.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Average Annual Total Return as of December 31, 2010	One Year	Five Years	Ten Years

Class A Return Before Taxes	2.89%	6.15%	6.93%
Class A Return After Taxes on Distributions	1.06%	3.86%	4.22%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	1.85%	3.87%	4.26%
Class B Return Before Taxes	2.03%	6.04%	6.62%
Class C Return Before Taxes	6.03%	6.36%	6.65%
Class I Return Before Taxes	8.15%	7.23%	7.46%
Class R Return Before Taxes	7.64%	7.12%	7.41%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.80%	5.84%
Lipper Multi-Sector Income Fund Classification Average (reflects no deduction for taxes)	10.83%	6.27%	6.94%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Class I and Class R performance shown above for the period prior to April 3, 2009 and August 3, 2009 (commencement of operations for such class, respectively) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the classes. If adjusted for other expenses, returns would be different. Investors cannot invest directly in an Index or Lipper classification. (Source for Barclays Capital U.S. Aggregate Index and Lipper Multi-Sector Income Fund Classification Average: Lipper Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Eaton Vance Management ("Eaton Vance").

Portfolio Managers

Mark S. Venezia, Vice President of Eaton Vance, has managed the Fund since 1990.

Eric A. Stein, Vice President of Eaton Vance, has managed the Fund since 2009.

For important information about purchase and sale of shares, taxes and financial intermediary compensation, please turn to “Important Information Regarding Fund Shares” on page 27 of this Prospectus.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into a Fund is $1,000 for Class A, Class B, Class C and Class R and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

Each Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), a Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Investment Objectives & Principal Policies and Risks

Each Fund and Portfolio is permitted to engage in the following investment practices to the extent set forth in "Fund Summaries" above and the Overview (for the Funds) and in Further Information About The Portfolios (for the Portfolios). References to the "Fund" below are to each Fund and Portfolio, as applicable.

A statement of the investment objective and principal investment policies and risks of each Fund is set forth above in "Fund Summaries." As noted in "Fund Summaries", each Fund (except Strategic Income Fund) seeks to achieve its investment objective by investing in the underlying Portfolio(s), or by investing directly in securities, investment companies and other instruments. Information also is included about other types of investments and practices that each Fund may engage in from time to time.

The Strategic Income Fund seeks its objective by primarily investing in one or more of the following Portfolios:

  Boston Income Portfolio;
  Emerging Markets Local Income Portfolio;
  Floating Rate Portfolio;
  Global Macro Portfolio;
  Global Macro Absolute Return Advantage Portfolio;
  Global Opportunities Portfolio;
  High Income Opportunities Portfolio;
  International Income Portfolio;
  Investment Grade Income Portfolio;
  MSAR Completion Portfolio (formerly Multi-Sector Option Strategy Portfolio);
  Parametric Structured Absolute Return Portfolio; and
  Short-Term U.S. Government Portfolio (formerly Investment Portfolio).

The Strategic Income Fund invests over 25% of its net assets in Global Macro Portfolio. The balance of the Fund’s assets is invested in one or more other Portfolios, directly in securities, investment companies and other instruments.

The principal investment strategies of each Portfolio are described in Further Information About the The Portfolios.

Set forth below is an overview of each Fund’s investment practices, followed by additional information about the principal characteristics and risks associated with such practices.

Overview. Each Fund’s investments may include foreign and domestic securities and other instruments, including sovereign debt (including U.S. Treasuries), mortgage-backed securities ("MBS"), floating-rate bank loans, secured floating-rate bank loans, municipal securities, corporate debt, other fixed-income securities (including taxable municipal securities), equity securities and commodities related investments. Each Fund engages in derivative transactions to seek to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the duration of obligations held, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. Global Macro Absolute Return Fund invests, under normal market conditions, at least 50% of net assets in investment grade investments (rated at least BBB by Standard & Poor’s Ratings Group ("S&P"), Fitch Ratings ("Fitch") or Baa by Moody’s Investors Service, Inc. ("Moody’s")) and may invest the remainder of its assets in lower-rated or unrated investments. Global Macro Absolute Return Advantage Fund may invest in securities of any investment grade, including those rated below investment grade (which are those rated below Baa by Moody’s, or below BBB by S&P or Fitch) or in unrated securities considered to be of comparable quality by the investment adviser ("junk investments"). Global Macro Absolute Return Fund and Strategic Income Fund may invest up to 10% of net assets and Emerging Markets Local Income Fund and Diversified Currency Income Fund may invest up to 5% of net assets in equity securities. Global Macro Absolute Return Fund normally invests in at least three different countries (one of which is the United States). Global Macro Absolute Return Advantage Fund normally invests at least 40% of its net assets in foreign investments. For purposes of determining compliance with this requirement and Diversified Currency Income Fund and Emerging Markets Local Income Fund’s 80% Policy the absolute value of the notional amount of long and short derivative positions will be treated as Fund assets. Each Fund may borrow for investment purposes and engage in securities lending.

Each Fund may sell securities and other instruments short provided that not more than 15% of net assets is held as collateral for such sales. Global Macro Absolute Return Advantage Fund also may enter into forward commitments to purchase or sell instruments. Emerging Markets Local Income Fund, Global Macro Absolute Return Fund, Diversified Currency Income Fund and Strategic Income Fund may enter into forward commitments to purchase U.S. Government agency generic MBS, with the total amount of such outstanding commitments not to exceed 10% of total net assets. Such forward commitments may be entered into

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

for purposes of investment leverage. Each of these four Funds may enter into forward commitments to sell generic U.S. Government agency MBS, with the total amount of such outstanding commitments not to exceed 50% of MBS holdings. For purposes of determining compliance with a Fund’s asset requirement as described in the Fund Summaries, the absolute value of the notional amount of long and short derivative positions is included.

Foreign and Emerging Markets Investments. Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

The Fund may invest in securities and other instruments (including loan participations) issued by sovereign entities. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. corporate debt issuer.

The foregoing risks of foreign investing can be more significant in less developed countries characterized as emerging or frontier market countries, which may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging and frontier market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Governmental actions can have a significant effect on the economic conditions in emerging and frontier market countries, which also may adversely affect the value and liquidity of the Fund’s investments. The laws of emerging and frontier market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund is heavily invested, the Fund’s ability to redeem Fund shares could become impaired. In such circumstances, the Fund may have to sell more liquid securities than it would otherwise choose to sell. Emerging and frontier market countries are also subject to speculative trading which contributes to their volatility.

Foreign Currencies. The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading. Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Costs are incurred in connection with conversions between currencies. The Fund may engage in spot transactions and forward foreign currency exchange contracts, purchase and sell options on currencies and purchase and sell currency futures contracts and related options thereon (collectively, "Currency Instruments") to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns. Use of Currency Instruments may involve substantial currency risk and may also involve counterparty, leverage or liquidity risk.

Fixed-Income Securities. Fixed-income securities include all types of bonds and notes, such as convertible securities; corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities; loan participations and assignments; delayed funding loans and revolving credit facilities; preferred securities; and bank certificates of deposit, fixed time deposits, bank deposits (or investments structured to provide the same type of exposure) and bankers’ acceptances of foreign and domestic banks. Fixed-income securities are issued by: non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; international agencies or supranational entities; the U.S. Government, its agencies or government-sponsored enterprises (or guaranteed thereby); central or quasi-sovereign banks and U.S. and non-U.S. corporations. Fixed-income securities include deep discount bonds, such as zero coupon bonds, deferred interest bonds, bonds or securities on which the interest is payable in-kind (“PIK securities”), are debt obligations that are issued at a significant discount from face value, and securities purchased on a forward commitment or when issued basis. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK securities provide that the issuer thereof may, at its option, pay interest in cash or in the form of additional securities.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Derivatives. The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator ("reference instruments"). Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives typically allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions. The Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.

Certain derivative transactions may give rise to a form of leverage. The Fund is required to segregate or "earmark" liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leverage investments may substantially exceed the initial investment.

Options on Securities, Indices and Currencies. The Fund may engage in transactions in exchange traded and over-the-counter (“OTC”) options. There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options. By buying a put option, the Fund acquires a right to sell the underlying instrument at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the instrument until the put option expires. The Fund will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable instrument declines below the exercise price as of the option valuation date. If the price of the instrument is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller. The Fund may purchase uncovered put options. The Fund also has authority to write (i.e., sell) put options. The Fund will receive a premium for writing a put option, which increases the Fund's return. In writing a put option, the Fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price. If the value of the instrument on the option expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holder.

A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period. The Fund also is authorized to write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified instruments owned by the Fund at a specified future date and price set at the time of the contract. The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no underlying instrument held by the Fund that can act as a partial hedge. As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange based” markets. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default.

The Fund may also enter swaptions, which are options giving the option owner the right (but not the obligation) to enter into or cancel a swap agreement at a future date.

Futures Contracts. The Fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures contracts involve substantial leverage risk. The Fund also is authorized to purchase or sell call and put options on futures contracts. The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. They are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Cross-currency swaps are interest rate swaps in which the notional amount upon which the fixed interest rate is accrued is denominated in one currency and the notional amount upon which the floating rate is accrued is denominated in another currency. The notional amounts are typically determined based on the spot exchange rate at the inception of the trade. Interest rate swaps involve counterparty risk and the risk of imperfect correlation.

Credit Default Swaps. Credit default swap agreements ("CDS") enable the Fund to buy or sell credit protection on an individual issuer or basket of issuers (i.e., the reference instrument). The Fund may enter into CDS to gain or short exposure to a reference instrument. Long CDS positions are utilized to gain exposure to a reference instrument (similar to buying the instrument) and are akin to selling insurance on the instrument. Short CDS positions are utilized to short exposure to a reference instrument (similar to shorting the instrument) and are akin to buying insurance on the instrument. In response to market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit the Fund’s ability to use CDS and/or the benefits of CDS. CDS involve risks, including the risk that the counterparty may be unable to fulfill the transaction or that the Fund may be required to purchase securities or other instruments to meet delivery obligations. The Fund may have difficulty, be unable or may incur additional costs to acquire such securities or instruments.

Inflation Swaps. Inflation swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices. By design, one of the reference indices is an inflation index, such as the Consumer Price Index. Inflation swaps can be designated as zero coupon, where both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.

Total Return Swaps. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. These transactions involve risks, including counterparty risk.

Credit Linked Notes, Credit Options and Similar Investments. Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a "reference instrument"). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked noted or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve risks, including counterparty risk.

Forward Rate Agreements. Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. These transactions involve risks, including counterparty risk.

Mortgage-Backed Securities (“MBS”). MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. MBS that include loans that have had a history of refinancing opportunities are referred to as “seasoned MBS”. MBS that are not seasoned MBS are referred to as generic MBS. Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. MBS may be “premium bonds” acquired at prices that exceed their par or principal value.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment, although investment in seasoned MBS can mitigate this risk. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. For premium bonds, prepayment risk may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

MBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature. MBS include classes of collateralized mortgage obligations (“CMOs”), including fixed- or floating-rate tranches, and various other MBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors. CMOs are subject to the same types of risks affecting MBS as described above. Mortgage dollar rolls in which the Fund sells MBS may be sold for delivery in the current month with a simultaneous contract entered to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (a “mortgage roll”). During the roll period, the Fund foregoes principal and interest paid on the MBS.

Floating Rate Loans. Senior floating-rate loans ("Senior Loans") hold a senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior Loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Senior Loans held by the Fund typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. Junior loans are secured and unsecured subordinated loans, second lien loans and subordinated bridge loans ("Junior Loans"). Junior Loans are subject to the same general risks inherent to any loan investment. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower.

Most loans are lower rated investments. In the event a loan is not rated, it is likely to be the equivalent in quality to a lower rated investment. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser will consider, and may rely in part, on analyses performed by others.

Short Sales. A short sale typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. When making a short sale, the Fund must segregate liquid assets equal to (or otherwise cover) its obligations under the short sale. The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale.

Repurchase Agreements. A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. Repurchase agreements which mature in more than seven days will be treated as illiquid. When a repurchase agreement is entered, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Fund will be at least equal to 90% repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Fund is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction the Fund normally will have used the purchased securities to settle the short sale, the Fund will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. The Fund’s investments in repurchase agreements are subject to the requirements of the Investment Company Act of 1940, as amended.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. The Fund could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

Asset-Backed Securities. Asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial mortgage-backed securities, automobile receivables or credit card receivables. Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities. In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default. Asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. The value of asset-backed securities may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral. The value of asset-backed securities representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations. Under certain market conditions, asset-backed securities may be less liquid and may be difficult to value.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. CMBS are subject to the risks described under "Asset-Backed Securities" above. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit a greater price volatility than other types of mortgage- or asset-backed securities. The Fund’s direct and indirect investments in CMBS will not exceed 25% of its net assets. For the purposes of the Fund’s industry concentration policy, CMBS will be categorized based on the underlying assets of the CMBS (retail, office, warehouse, multifamily, defeased collateral, etc.).

The commercial mortgage loans that underlie CMBS have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by municipalities and agencies and authorities established by those municipalities. Municipal debt may be used for a wide variety of public and private purposes, and the interest thereon may or may not be subject to U.S. federal income tax. Municipal obligations also include municipal leases and participations in municipal leases. An issuer’s obligation under such leases is often subject to the appropriation by a legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. The values of zero coupon bonds and principal only strips are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund accrues income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.

Inflation-Indexed Bonds. Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Event-Linked Instruments. The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Commodities-Related Investments. Commodities-related investments may be used to hedge a position in a commodity producing country or for non-hedging purposes, such as to gain exposure to a particular type of commodity or commodity market. Commodities-related investments include, but are not limited to, commodities contracts, commodity futures or options thereon (investments in contracts for the future purchase or sale of commodities); commodity exchange-traded funds (exchange-traded funds that track the price of a single commodity, such as gold or oil, or a basket of commodities); total return swaps based on a commodity index (permitting one party to receive/pay the total return on a commodity index against payment/receipt of an agreed upon spread/interest rate); commodity-linked notes (providing a return based on a formula referenced to a commodity index); commodity exchange traded notes (non-interest paying debt instruments whose price fluctuates (by contractual commitment) with an underlying commodities index); sovereign issued oil warrants (a sovereign obligation the coupon on which is contingent on the price of oil); and any other commodities-related investment permitted by law.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

To qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, 90 percent of the Fund’s income must be from certain qualified sources. Direct investment in many commodities investments generates income that is not from a qualified source for purposes of meeting this 90 percent test. The Fund has been advised that income from certain commodity-linked notes should be qualifying income and that income derived from a wholly-owned subsidiary should also constitute qualifying income, but see "Tax Risk" below. The Fund has established the Subsidiary (organized in the Cayman Islands) through which it may conduct a significant portion of its commodities investing activities. All income or net capital gain allocated to the Fund from the Subsidiary will be treated as ordinary income to the Fund. The Subsidiary is advised by the investment adviser and sub-adviser and will be managed in a manner consistent with the Fund’s investment objective. To the extent the Fund conducts its commodities-related investing through the Subsidiary, such Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of the Cayman Islands, a foreign jurisdiction, and can be effected by developments in that jurisdiction. The Fund has received a private letter ruling on behalf of the Fund confirming that income produced by the Fund’s investment in an offshore subsidiary and income from certain commodity-linked notes constitute qualifying income to the Fund.

Subsidiary Investments. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund itself may also invest up to 10% of its total assets in commodity-linked swap agreements and other commodity-linked derivative instruments. The commodity-linked derivative instruments in which the Subsidiary may invest are intended to provide returns based on the performance of a specified commodities index or reference basket of commodities. The Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Commodity index-linked notes may be leveraged or unleveraged. The Subsidiary is not subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction which can be affected by developments in that jurisdiction. The Subsidiary is subject to the same investment restrictions as the Fund.

Tax Risk. The Fund may gain exposure to the commodity markets through investments in commodity-linked derivative instruments, including commodity-linked swap agreements, commodity index-linked notes, commodity options and futures and options on futures. The Fund may also gain exposure indirectly to commodity markets by investing in the Subsidiary, which may invest in commodity-linked securities and derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. Direct investment in many commodity investments by a mutual fund generates income that is not from a qualified source for purposes of meeting this 90 percent test. Numerous mutual funds have obtained private letter rulings from the IRS that provide that income produced from certain types of commodity-linked notes or wholly-owned subsidiaries (like the Subsidiary) constitute qualifying income. The Fund has been advised by tax counsel that income from certain commodity-linked notes should be qualifying income and that income derived from a wholly-owned subsidiary that invests in commodity-related investments should also constitute qualifying income. The Fund received a private letter ruling from the IRS confirming that income produced by certain types of structured notes, in addition to the Fund’s investment in the Subsidiary, constitute qualifying income to the Fund. Should the IRS take action that adversely affects the tax treatment of a fund’s use of commodity-linked notes, or a subsidiary, it could limit the Fund’s ability to puruse its investment objective as described. The tax treatment of commodity-linked derivatives and the Fund’s investments in the Subsidiary also may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

U.S. Government Securities. U.S. Government securities include U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by U.S. Government agencies or instrumentalities (“agency obligations”). Agency obligations may be guaranteed by the U.S. Government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the obligations, or the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.

Equity Investments. Equity investments include U.S. and non-U.S. common stocks, interests in baskets or indices of equity securities, income or non-income producing equity securities or warrants and equity securities received upon conversion of convertible securities, such as convertible bonds.

Build America Bonds. Build America Bonds are taxable municipal obligations issued pursuant to the Act or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay”

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in “principal only” strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of its investments. The federal interest subsidy or tax credit continues for the life of the bonds.

Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Build America Bonds can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Build America Bonds may provide a lower net cost of funds to issuers. Pursuant to the Act, the issuance of Build America Bonds ceased on December 31, 2010. As a result, the availability of such bonds is limited and the market for the bonds and/or their liquidity may be affected.

Credit Quality. Rating agencies are private services that provide ratings of the credit quality of certain loans and other income securities. Credit ratings issued by rating agencies are based on a number of factors including, but not limited to, the issuer’s financial condition and the rating agency’s investment analysis, if applicable, at the time of rating. The ratings assigned are not absolute standards of credit quality and do not evaluate market risks or necessarily reflect the issuer’s current financial condition. An issuer’s current financial condition may be better or worse than the current rating indicates. A credit rating may have a modifier (such as plus, minus or a numerical modifier) to denote its relative status within the rating. The presence of a modifier does not change the security’s credit rating (meaning BBB- and Baa3 are within the investment grade rating) for purposes of the Fund’s investment limitations.

Cash and Cash Equivalents. The Fund may invest in cash or cash equivalents, including high quality short-term instruments or an affiliated investment vehicle that invests in such instruments.

Forward Commitments. Fixed-income securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In such a transaction, the Fund is securing what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Securities Lending. The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans only will be made to firms that have been approved by the investment adviser and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans only will be made when the investment adviser believes that the expected returns, net of expenses, justifies the attendant risks. The Fund may engage in securities lending for total return as well as for income, and expects to invest the collateral received from loans in securities in which the Fund may invest. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. This risk is substantially the same as that incurred through investment leverage. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs. Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so. The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

Pooled Investment Vehicles. Subject to applicable limitations, the Fund may invest in pooled investment vehicles, including open and closed-end investment companies unaffiliated with the investment adviser and exchange-traded funds. The market for common shares of closed-end investment companies, which are generally traded on an exchange, is affected by the demand for those securities regardless of the value of the fund’s underlying portfolio assets. The Fund will indirectly bear its proportionate share of any management fees paid by pooled investment vehicles in which it invests. To the extent they exceed 0.01%, the costs associated with such investments will be reflected in Acquired Fund Fees and Expenses in the Annual Fund Operating Expenses in Fund Summaries.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Borrowing. The Fund is authorized to borrow in accordance with applicable regulations to increase assets. The Fund will borrow for the purpose of acquiring additional investments when it believes that the interest payments and other costs with respect to such borrowings will be exceeded by the anticipated total return (a combination of income and appreciation) on such investments. Successful use of a borrowing strategy depends on the investment adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of the Fund’s existing credit arrangement, the lender may not be willing to extend further credit to the Fund or may only be willing to do so at an increased cost to the Fund. If the Fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. The Fund also may borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and settle transactions). Fund borrowings may be equal to as much as 50% of the value of its net assets (not including such borrowings). The Fund is authorized to participate in non-recourse lending programs. The Fund intends to limit its cumulative net investment in such program assets to 5% of its total net assets determined at the time of investment.

As prescribed by applicable regulations, the Fund will be required to maintain a specified level of asset coverage with respect to any bank borrowing immediately following any such borrowing. The Fund may be required to dispose of investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage to less than the prescribed amount. The Fund may be required to maintain asset coverage levels that are more restrictive than the provisions of the 1940 Act in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares, with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale (such as those issued in private placements), and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

Investing in the Portfolios. Because the advisory fee paid by each Portfolio differs, a Fund that invests in more than one Portfolio has the potential for a conflict of interest with the investment adviser in that assets could be allocated to a Portfolio for the reason that it has a higher advisory fee. However, in making allocation determinations, the portfolio manager is expressly forbidden from considering the fee payable by the Portfolios, and must make determinations only on the basis of the best interests of the Fund and its shareholders. The Fund may be one of several investors in a Portfolio. Actions taken by other investors may adversely affect the Fund and its shareholders.

General. Unless otherwise stated, the Fund’s investment objective and certain other policies may be changed without shareholder approval. Shareholders will receive 60 days’ written notice of any material change in the investment objective. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

Diversified Currency Income Fund’s and Emerging Markets Local Income Fund’s 80% Policy will not be changed unless shareholders are given at least 60 days’ advance written notice of the change and, for the purpose of such policy, net assets include any assets purchased with borrowings for investment purposes.

Management and Organization

Management. The investment adviser of each Fund is Eaton Vance Management ("Eaton Vance") and the investment adviser of each Portfolio and Subsidiary is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance. Eaton Vance and BMR’s offices are located at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $185 billion on behalf of mutual funds, institutional clients and individuals.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Each investment adviser manages investments pursuant to investment advisory agreements. To the extent Fund assets are invested in a Portfolio, the Fund is allocated its pro rata share of the Portfolio’s advisory fee. The investment advisory fee rate payable under each Subsidiary’s investment advisory agreement is the same as the fee rate payable under its corresponding Portfolio’s investment advisory agreement. In determining the investment advisory fee payable by each Portfolio and Subsidiary, the applicable advisory fee rate is determined based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary) and the applicable fee rate is assessed on the average daily net assets of each entity separately (in the case of the Portfolio, exclusive of its interest in the Subsidiary). Information about portfolio managers and advisory fees is set forth below. If a Portfolio invests in an affiliated money market fund or similar fund that charges a management fee, then the portion of such fee allocable to that Portfolio will be credited against that Portfolio’s advisory fee.

Each Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of each Fund and each Portfolio’s investment advisory agreement.

Emerging Markets Local Income Fund and Portfolio. Under the Fund’s investment advisory agreement, Eaton Vance receives a monthly advisory fee equal to 0.65% annually of the average daily net assets of the Fund up to $1 billion that are invested directly in securities. On average daily net assets of $1 billion and over, the annual fee is reduced. For the fiscal year ended October 31, 2010, the Fund at all times invested in Emerging Markets Local Income Portfolio and, as such, the Fund did not incur advisory fees under its advisory agreement.

Under its investment advisory agreement with Emerging Markets Local Income Portfolio, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets	Annual Fee Rate

up to $1 billion	0.650%
$1 billion but less than $2 billion	0.625%
$2 billion but less than $5 billion	0.600%
$5 billion and over	0.575%

For the fiscal year ended October 31, 2010, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.65%. The portfolio managers of the Fund and the Portfolio are Mark S. Venezia (since inception), John R. Baur and Michael A. Cirami (both since January 28, 2008). Messrs. Venezia, Baur, and Cirami co-manage other Eaton Vance funds and portfolios, and are Vice Presidents of Eaton Vance and BMR. Messrs. Venezia, Baur and Cirami have been employees of Eaton Vance for more than five years.

Global Macro Absolute Return Fund and Global Macro Portfolio. Under the Fund’s investment advisory agreement, Eaton Vance receives a monthly advisory fee equal to 0.615% annually of the average daily net assets of the Fund up to $500 million that are not invested in other investment companies for which Eaton Vance or its affiliates serves as investment adviser or administrator ("Investable Assets"). On Investable Assets of $500 million and over, the annual fee is reduced. For the fiscal year ended October 31, 2010, the Fund at all times invested in Global Macro Portfolio and, as such, the Fund did not incur advisory fees under its advisory agreement.

Under its investment advisory agreement with Global Macro Portfolio, BMR receives a monthly advisory fee as follows:

Average Daily Investable Assets	Annual Fee Rate

up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion and over	0.490%

For the fiscal year ended October 31, 2010, the effective annual rate of investment advisory fees paid to BMR, based on average daily net assets of the Portfolio, was 0.53%. The portfolio managers of the Fund and the Portfolio are Mark S. Venezia (since inception), John R. Baur and Michael A. Cirami (both since January 28, 2008), and Eric A. Stein (since August 12, 2010). Additional Information about Messrs. Venezia, Baur and Cirami appears under "Emerging Markets Local Income Fund and Portfolio" above. Mr. Stein co-manages other Eaton Vance funds and portfolios, and is a Vice President of Eaton Vance and BMR. Mr. Stein originally joined Eaton Vance in July 2002. Prior to re-joining Eaton Vance in 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Global Macro Absolute Return Advantage Fund and Portfolio. Eaton Vance manages the investments of the Fund and provides administrative services and related office facilities. Under the Fund’s investment advisory and administrative agreement, Eaton Vance receives a monthly advisory fee equal to 1.00% annually of the Investable Assets of the Fund up to $500 million. On Investable Assets of $500 million and over, the annual fee is reduced. For the period from August 31, 2010 to October 31, 2010, the Fund at all times invested in Global Macro Absolute Return Advantage Portfolio and, as such, the Fund did not incur advisory fees under its advisory and administrative agreement.

Under its investment advisory and administrative agreement with the Portfolio, BMR receives a monthly advisory fee as follows:

Average Daily Investable Assets	Annual Asset Rate

up to $500 million	1.000%
$500 million but less than $1 billion	0.950%
$1 billion but less than $2.5 billion	0.925%
$2.5 billion but less than $5 billion	0.900%
$5 billion and over	0.880%

For the period from August 31, 2010 to October 31, 2010, the effective annual rate of investment advisory fees paid to BMR, based on average daily net assets of the Portfolio, was 1.00%. The portfolio managers of the Fund and the Portfolio are Mark S. Venezia, John R. Baur, Michael A. Cirami and Eric A. Stein (since inception). Additional information about Messrs. Venezia, Baur, Cirami and Stein appears above.

Diversified Currency Income Fund and International Income Portfolio. Under the Fund’s investment advisory agreement, Eaton Vance receives a monthly advisory fee equal to 0.625% annually of the average daily net assets of the Fund up to $1 billion that are invested directly in securities. On average daily net assets of $1 billion and over, the annual fee is reduced. For the fiscal year ended October 31, 2010, the Fund at all times invested in International Income Portfolio and, as such, the Fund did not incur advisory fees under its advisory agreement.

Average Daily Net Assets	Annual Fee Rate

up to $1 billion	0.625%
$1 billion but less than $2 billion	0.600%
$2 billion but less than $5 billion	0.575%
$5 billion and over	0.550%

For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.625%. The portfolio managers of the Fund and the Portfolio are Mark S. Venezia (since inception), John R. Baur and Michael A. Cirami (both since January 28, 2008). Additional information about Messrs. Venezia, Baur, and Cirami appears above.

Strategic Income Fund. Under the Fund’s investment advisory agreement, Eaton Vance receives an annual advisory fee equal to 0.615% of the Investable Assets of the Fund as follows:

Average Daily Investable Assets	Annual Asset Rate

up to $500 million	0.615%
$500 million but less than $1 billion	0.595%
$1 billion but less than $1.5 billion	0.575%
$1.5 billion but less than $2 billion	0.555%
$2 billion but less than $3 billion	0.520%
$3 billion and over	0.490%

For the fiscal year ended October 31, 2010, the effective annualized rate of the investment advisory fees paid by the Fund, based on average daily net assets (including its allocable portion of Portfolio advisory fees) to Eaton Vance was 0.56%. The Fund is co-managed by Mark S. Venezia (since June 22, 2007) and Eric A. Stein (since December 1, 2009). Additional information about Messrs. Venezia and Stein appears above.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs for its sub-transfer agency services. This fee is paid to Eaton Vance by a Fund’s transfer agent from the fees the transfer agent receives from the Eaton Vance funds.

Organization. Each Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

As a Portfolio investor, a Fund may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, a Fund will hold a meeting of its shareholders to consider Portfolio matters and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. There may be other Portfolio investors in addition to a Fund. Purchase and redemption activities by other Portfolio investors may impact the management of a Portfolio and its ability to achieve its objective. Each Fund can withdraw its Portfolio investment at any time without shareholder approval.

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange (the "Exchange") is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. The investment adviser uses independent pricing services to value debt obligations at their market value. In determining market value, the pricing service considers various factors and market information. Most seasoned fixed-rate 30 year MBS are valued through the use of a matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Certain other MBS, including, but not limited to, collateralized mortgage obligations and adjustable rate MBS, are valued by independent pricing services. Precious metals are valued at the New York Composite mean quotation. Exchange-listed securities and other instruments (including derivatives) normally are valued at closing sale prices. Non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Such values may be based on valuation models, information provided by market makers or estimates of market values obtained from yield or market data relating to investments or securities with similar characteristics. The Subsidiary has adopted the same valuation procedures as a Fund. Each Fund’s shares of the Subsidiary will be valued at their net asset value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before a Fund values its assets that would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities trade on days when Fund shares are not priced, the value of securities held by a Fund can change on days when Fund shares cannot be redeemed. The investment adviser expects to use fair value pricing primarily when a security is not priced by a pricing service or the pricing service or pricing system price is deemed unreliable. The investment adviser may also fair value price foreign securities under the circumstances described above. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address). Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that they are complete and contain all necessary information) by a Fund’s transfer agent. A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value. If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason. The Funds do not issue share certificates.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Class A, Class B, Class C and Class R Shares

Your initial investment must be at least $1,000. After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment. You also may make additional investments by accessing your account via the Eaton Vance website at www.eatonvance.com. Purchases made through the Internet from a pre-designated bank account will have a trade date that is the first business day after the purchase is requested. For more information about purchasing shares through the Internet, please call 1-800-262-1122.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by providing written instructions. Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time) for further information. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts (other than for Class I), certain group purchase plans (including tax-deferred retirement and other pension plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

Class I Shares

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account. You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by providing written instructions. Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time) for further information.

The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The initial minimum investment also is waived for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Class I shares through a no-load network or platform (in each case, as described above), provided the aggregate value of such accounts invested in Class I shares is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000) and for corporations, endowments, foundations and qualified plans with assets of at least $100 million.

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire. To make an initial investment by wire, you must complete an account application and telephone the Shareholder Services Department at 1-800-262-1122 to be assigned an account number. You may request an account application by calling 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time). The Shareholder Services Department must be advised by telephone of each additional investment by wire.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain sovereign debt, currencies, emerging market and derivatives instruments or other investments not priced by a pricing service) is susceptible to the risk that the current

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than one round-trip (being a purchase, including an exchange purchase, followed or proceeded by a redemption, including an exchange redemption, followed or proceeded by a purchase, including an exchange purchase) within 90 days, it generally will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the market timing and excessive trading policy described above because the Fund and the principal underwriter believe they generally do not raise market timing or excessive trading concerns:

  transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);
  transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;
  transactions made by model-based discretionary advisory accounts;
  transactions made by an Eaton Vance fund that is structured as a "fund-of-funds", provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies; or
  transactions in shares of Eaton Vance U.S. Government Money Market Fund.

It may be difficult for a Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than a Fund’s policy. Although each Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Funds and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified. Each Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  how long you expect to own your shares;
  how much you intend to invest;
  the sales charge and total operating expenses associated with owning each class; and

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

  whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

Each investor’s considerations are different. You should speak with your financial intermediary to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75%. This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $50,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.30% (0.25% in the case of Strategic Income Fund) annually of average daily net assets.

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution and service fees equal to 1.00% annually of average daily net assets. Class B shares automatically convert to Class A shares eight years after purchase. Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their financial intermediary.

Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets. Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their financial intermediary.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (as described above). Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers. Class I shares do not pay distribution or service fees.

Class R shares are offered at net asset value with no front-end sales charge to retirement plan clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Retirement plan clients include pension plans (including tax-deferred retirement plans and profit-sharing plans), Individual Retirement Account rollovers and non-qualified deferred compensation programs. Class R shares pay distribution and service fees up to 0.50% annually of average daily net assets.

Payments to Financial Intermediaries. In addition to payments disclosed under "Sales Charges" below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs. Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary. Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00**	0.00**	1.00%

*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.
**	No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your financial intermediary or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation. Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more. Class A shares of Eaton Vance U.S. Government Money Market Fund cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts. In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including retirement accounts) may be combined for purposes of the right of accumulation. Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and pension plans (including tax-deferred retirement plans and profit sharing plans). Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Contingent Deferred Sales Charge. Class A, Class B and Class C shares are subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase	CDSC
		CDSCs are based on the lower of the net asset value at the
First or Second	5%	time of purchase or at the time of redemption. Shares
Third	4%	acquired through the reinvestment of distributions are
Fourth	3%	exempt from the CDSC. Redemptions are made first from
Fifth	2%	shares that are not subject to a CDSC.
Sixth	1%
Seventh or following	0%

The sales commission payable to financial intermediaries in connection with sales of Class B and Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and, for Class B and Class C shares, in connection with certain redemptions from tax-deferred retirement plans. The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. After eight years, Class B shares automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Class A, Class B, Class C and Class R shares have in effect plans under Rule 12b-1 that allow each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”) and service fees for personal and/or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Class R shares pay distribution fees of 0.25% annually of average daily net assets. Although there is no present intention to do so, Class R shares could pay distribution fees of up to 0.50% annually upon Trustee approval. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates financial intermediaries on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, financial intermediaries also receive 0.75% of the value of Class C shares in annual distribution fees. Class B, Class C and Class R also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.30% (0.25% in the case of Strategic Income Fund Class A) of average daily net assets annually. After the sale of shares, the principal underwriter receives the Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter financial intermediaries generally receive a 0.25% service fee annually based on the value of shares sold by such dealers for shareholder servicing performed by such financial intermediaries. After the sale of Class R shares, the principal underwriter generally pays service fees to financial intermediaries based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required. You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.). Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Eaton Vance website at www.eatonvance.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time).

Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received in proper form (meaning that it is complete and contains all necessary information) by a Fund’s transfer agent or your financial intermediary. Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld. Payments will be sent by regular mail. However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account. The bank designated may be any bank in the United States. The request may be made by calling 1-800-262-1122 or by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address). Certain redemption requests including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements may require additional documentation and may be redeemed only by mail. You may be required to pay the costs of such transaction by a Fund or your bank. No costs are currently charged by a Fund. However, charges may apply for expedited mail delivery services. Each Fund may suspend or terminate the expedited payment procedure upon at least 30 days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Shareholder Account Features

Distributions. You may have your Fund distributions paid in one of the following ways:

•Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.

•Partial Reinvest Option •Cash Option •Exchange Option

Dividends are paid in cash and capital gains are reinvested in additional shares. Distributions are paid in cash.

Distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds. From time to time, you may receive the following:

  Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
  Periodic account statements, showing recent activity and total share balance.
  Tax information needed to prepare your income tax returns.
  Proxy materials, in the event a shareholder vote is required.
  Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically. For more information please go to www.eatonvance.com/edelivery.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided below and additionally in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Each Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent calendar quarter end on the Eaton Vance website approximately ten business days after the calendar quarter end and each Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan. You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Tax-Deferred Retirement Plans. Distributions will be invested in additional shares for all tax-deferred retirement plans.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Class C shares may be exchanged for Class I shares held in a proprietary fee-based program sponsored by a financial intermediary, provided that the Class C shares are no longer subject to a CDSC and the conditions for investing in Class I shares described in the applicable prospectus are satisfied.

Before exchanging, you should read the prospectus of the new fund carefully. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus. If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive at least 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason. For additional information, see "Restrictions on Excessive Trading and Market Timing" under "Purchasing Shares". Ordinarily exchanges between different Funds are taxable transactions for federal tax purposes, while permitted exchanges of Class C shares for Class I shares are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeemed from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this Prospectus. In addition, certain transactions may be conducted through the Eaton Vance website. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with a Fund. If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with a Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations. When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number. You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases. Other information or documents may be required to open accounts for corporations and other entities. Federal law prohibits a Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined. If a Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption. Each Fund has also designated an anti-money laundering compliance officer.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Additional Tax Information

Each Fund declares dividends daily and ordinarily pays distributions monthly, except for Global Macro Absolute Return Advantage Fund which pays distributions at least annually. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. Different classes may distribute different dividend amounts. Distributions of investment income and net gains from investments held for one year or less will be taxable as ordinary income. Distributions of any net gains from investments held for more than one year are taxable as long-term capital gains. Taxes on distributions of capital gains are determined by how long a Portfolio or a Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares in the Fund. A majority of the Fund’s distributions may be taxed as ordinary income. For taxable years beginning on or before December 31, 2012, distributions of investment income designated by a Fund as derived from "qualified dividend income" (as further described in the Statement of

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Additional Information) will be taxable to shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met by the shareholder and the Portfolio or Fund (as applicable). The Fund’s distributions are taxable whether they are paid in cash or reinvested in additional shares. A portion of the Fund’s distributions may be eligible for the dividends-received deduction for corporations.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains), which may decrease the yield on those securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to such foreign taxes paid. In addition, investments in foreign securities or foreign currencies may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

A Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures through positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivatives positions. In certain circumstances, this may result in a distribution of a return of capital for federal income tax purposes. The amount treated as a return of capital is not subject to tax, and will reduce a shareholder’s adjusted basis in his or her shares. Under federal law, a Fund is required to notify shareholders of the components of any distribution that includes amounts from sources other than net income.

Investors who purchase shares at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their advisors concerning the applicability of federal, state, local and other taxes to an investment.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the period(s) indicated. Certain information in the tables reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions at net asset value). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, with the following exceptions: the information for Global Macro Portfolio for the year ended October 31, 2006 was audited by another independent registered public accounting firm; and the information for Strategic Income Fund for the year ended October 31, 2006, with the exception of the Portfolio Turnover of the Fund, was audited by another independent registered public accounting firm. The reports of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request. Financial Highlights information is not provided for Class C and Class I shares of Diversified Currency Income Fund because the Classes had not yet commenced operations for those Funds as of October 31, 2010. Financial Highlights information is not provided for Class R shares of Global Macro Absolute Return Advantage Fund because the Fund has not had a full calendar year of operations.

	Emerging Markets Local Income Fund

	Year Ended October 31

	2010			2009	2008	2007(1)

	Class A	Class C (13)	Class I(13)	Class A	Class A	Class A

Net asset value - Beginning of period	$ 9.850	$10.430	$10.060	$ 8.280	$10.770	$10.000
Income (Loss) From Operations
Net investment income(2)	$ 0.450	$0.073	$ 0.438	$ 0.487	$ 0.475	$ 0.165
Net realized and unrealized gain (loss)	1.312	0.510	1.115	1.864	(1.727)	0.732
Total income (loss) from operations	$ 1.762	$0.583	$ 1.553	$ 2.351	$ (1.252)	$ 0.897
Less Distributions
From net investment income	$ (0.658)	$ (0.128)	$ (0.624)	$(0.781)	$ (0.640)	$ (0.259)
From net realized gain	(0.026)	(0.026)	(0.026)	—	(0.381)	—
Tax return of capital	(0.098)	(0.019)	(0.093)	—	(0.217)	—
Total distributions	$ (0.782)	$ (0.173)	$ (0.743)	$(0.781)	$ (1.238)	$ (0.259)
Capital contribution from administrator(2)	$—	$—	$—	$—	$—	$ 0.132
Net asset value - End of period	$ 10.830	$10.840	$10.870	$ 9.850	$ 8.280	$ 10.77
Total Return(3)	18.65%(8)	5.63%(8)	16.13%(8)	30.05%	(13.38)%	10.44%(7)(8)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$175,501	$34,064	$46,791	$ 5,291	$ 1,529	$11
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.25%	1.95%(9)	0.95%(9)	1.25%	1.25%	1.25%(9)
Net investment income	4.28%	2.74%(9)	4.51%(9)	5.37%	4.73%	4.67%(9)
Portfolio Turnover of the Portfolio	17%	17%(8)(12)	17%(8)(12)	26%	38%	2%(8)

(See footnotes on last page.)

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Financial Highlights (continued)

	Global Macro Absolute Return Fund

	Year Ended October 31,

	2010				2009

	Class A	Class C	Class I	Class R(10)	Class A	Class C (10)	Class I

Net asset value - Beginning of period	$ 10.360	$ 10.350	$ 10.340	$10.380	$ 9.830	$10.300	$ 9.820
Income (Loss) From Operations
Net investment income(2)	$ 0.226	$ 0.146	$ 0.245	$0.062	$ 0.460	$ (0.012)	$ 0.504
Net realized and unrealized gain (loss)	0.269	0.282	0.285	0.138	0.649	0.104	0.623
Total income from operations	$ 0.495	$ 0.428	$ 0.530	$0.200	$ 1.109	$ 0.092	$ 1.127
Less Distributions
From net investment income	$ (0.067)	$ (0.057)	$ (0.070)	$ (0.031)	$ (0.571)	$ (0.042)	$ (0.599)
From net realized gain	—	—	—	—	(0.008)	—	(0.008)
Tax return of capital	(0.468)	(0.401)	(0.490)	(0.219)	—	—	—
Total distributions	$ (0.535)	$ (0.458)	$ (0.560)	$ (0.250)	$ (0.579)	$ (0.042)	$ (0.607)
Net asset value - End of period	$ 10.320	$ 10.320	$ 10.310	$10.330	$ 10.360	$10.350	$ 10.340
Total Return(3)	4.89%	4.21%	5.24%	1.94%(8)	11.53%	0.89%(8)	11.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,489,211	$1,349,700	$3,633,407	$1,091	$209,714	$39,020	$147,589
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.00%	1.71%	0.71%	1.18%(9)	1.24%	1.97%(9)	0.94%
Net investment income	2.18%	1.41%	2.36%	1.06%(9)	4.56%	(1.41)%(9)	5.01%
Portfolio Turnover of the Portfolio	19%	19%	19%	19%(12)	25%	25%(12)	25%

(See footnotes on last page.)

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Financial Highlights (continued)

	Global Macro Absolute Return Fund

	Year Ended October 31,

	2008		2007(1)

	Class A	Class I	Class A	Class I

Net asset value - Beginning of period	$10.220	$10.210	$10.000	$10.000
Income (Loss) From Operations
Net investment income(2)	$0.499	$ 0.464	$ 0.123	$ 0.146
Net realized and unrealized gain (loss)	(0.247)	(0.181)	0.201	0.243
Total income from operations	$0.252	$ 0.283	$ 0.324	$ 0.389
Less Distributions
From net investment income	$ (0.605)	$ (0.636)	$ (0.225)	$ (0.235)
From net realized gain	(0.037)	(0.037)	—	—
Total distributions	$ (0.642)	$ (0.673)	$ (0.225)	$ (0.235)
Capital contribution from administrator(2)	$—	$—	$ 0.121	$ 0.056
Net asset value - End of period	$9.830	$ 9.820	$10.220	$10.210
Total Return(3)	2.49%	2.69%	4.50%(7)(8)	4.50%(7)(8)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,178	$16,291	$25	$10
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.10%	0.80%	1.05%(9)	0.75%(9)
Net investment income	4.90%	4.59%	3.55%(9)	4.15%(9)
Portfolio Turnover of the Portfolio	26%	26%	45%(9)	45%(8)

(See footnotes on last page.)

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Financial Highlights (continued)

	Global Macro Absolute Return Advantage Fund

	Year Ended October 31,

	2010(14)

	Class A	Class C	Class I

Net asset value - Beginning of period	$10.000	$10.000	$10.000
Income (Loss) From Operations
Net investment income(2)	$0.028	$ 0.015	$ 0.025
Net realized and unrealized gain	0.032	0.045	0.045
Total income from operations	$0.060	$ 0.060	$ 0.070
Net asset value - End of period	$10.060	$10.060	$10.070
Total Return(3)	0.60%(8)	0.60%(8)	0.70%(8)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,143	$ 8,747	$56,036
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.55%(9)(15)	2.25%(9)(15)	1.25%(9)(15)
Net investment income	1.69%(9)	0.89%(9)	1.50%(9)
Portfolio Turnover of the Portfolio	7%(8)	7%(8)	7%(8)

(See footnotes on last page.)

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Financial Highlights (continued)

	Diversified Currency Income Fund

	Period Ended October 31,

	2010	2009	2008	2007(1)

	Class A	Class A	Class A	Class A

Net asset value - Beginning of period	$11.690	$10.350	$10.850	$10.000
Income (Loss) From Operations
Net investment income(2)	$ 0.309	$ 0.328	$ 0.435	$0.124
Net realized and unrealized gain (loss)	(0.114)	1.738	(0.490)	0.468
Total income (loss) from operations	$ 0.195	$ 2.066	$ (0.055)	$0.592
Less Distributions
From net investment income	$ (0.050)	$ (0.496)	$ (0.434)	$ (0.014)
From net realized gain	(0.007)	(0.230)	(0.013)	(0.135)
Tax return of capital	(0.468)	—	—	—
Total distributions	$ (0.525)	$ (0.726)	$ (0.447)	$ (0.149)
Capital contribution from administrator(2)	$—	$—	$ 0.002	$0.407
Net asset value - End of period	$11.360	$11.690	$10.350	$10.850
Total Return(3)	1.70%	20.67%	(0.73)%(7)	10.05%(7)(8)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 8,552	$ 6,196	$ 5,517	$245
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)(6)	1.10%	1.10%	1.10%	1.25%(9)
Net investment income(4)	2.73%	3.01%	3.86%	3.38%(9)
Portfolio Turnover of the Portfolio	45%	28%	14%	2%(8)

(See footnotes on last page.)

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Financial Highlights (continued)

	Strategic Income Fund

	Year Ended October 31,

	2010					2009

	Class A	Class B	Class C	Class I	Class R	Class A	Class B	Class C	Class I(11)	Class R(11)

Net asset value - Beginning of year	$ 7.950	$7.500	$ 7.510	$ 7.930	$ 7.940	$ 6.940	$ 6.570	$ 6.570	$ 6.870	$ 7.660
Income (Loss) From Operations
Net investment income(2)	$ 0.299	$0.226	$ 0.224	$ 0.312	$ 0.266	$ 0.368	$ 0.295	$ 0.296	$ 0.237	$ 0.058
Net realized and unrealized gain (loss)	0.388	0.374	0.366	0.403	0.422	1.062	0.982	0.991	1.077	0.321
Total income (loss) from operations	$ 0.687	$0.600	$ 0.590	$ 0.715	$ 0.688	$ 1.430	$ 1.277	$ 1.287	$ 1.314	$ 0.379
Less distributions
From net investment income	$ (0.427)	$ (0.350)	$ (0.350)	$ (0.445)	$(0.408)	$ (0.420)	$ (0.347)	$ (0.347)	$ (0.254)	$(0.099)
Total distributions	$ (0.427)	$ (0.350)	$ (0.350)	$ (0.445)	$(0.408)	$ (0.420)	$ (0.347)	$ (0.347)	$ (0.254)	$(0.099)
Net asset value - End of year	$ 8.210	$7.750	$ 7.750	$ 8.200	$ 8.220	$ 7.950	$ 7.500	$ 7.510	$ 7.930	$ 7.940
Total Return (3)	8.83%	8.14%	8.00%	9.23%	8.84%	21.38%	20.08%	20.24%	19.36%(8)	4.97%(8)
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$1,679,836	$162,476	$780,986	$238,933	$577	$1,410,612	$163,073	$618,431	$64,614	$1
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.01%	1.76%	1.76%	0.76%	1.26%	1.08%	1.83%	1.83%	0.83%(9)	1.33%(9)
Net investment income	3.68%	2.95%	2.92%	3.84%	3.26%	5.05%	4.32%	4.31%	5.31%(9)	2.98%(9)
Portfolio Turnover of the Fund(16)	19%	19%	19%	19%	19%	11%	11%	11%	11%(19)	11%(19)
Portfolio Turnover of the Fund, excluding contributions and
withdrawals	15%	15%	15%	15%	15%	33%	33%	33%	33%(19)	33%(19)
Portfolio Turnover of Boston Income Portfolio	75%	75%	75%	75%	75%	74%	74%	74%	74%(12)	74%(12)
Portfolio Turnover of Emerging Markets Local Income Portfolio	17%	17%	17%	17%	17%	26%	26%	26%	26%(12)	26%(12)
Portfolio Turnover of Floating Rate Portfolio	39%	39%	39%	39%	39%	35%	35%	35%	35%(12)	35%(12)
Portfolio Turnover of Global Macro Absolute Return Advantage
Portfolio	7%(17)	7%(17)	7%(17)	7%(17)	7%(17)	—	—	—	—	—
Portfolio Turnover of Global Macro Portfolio	19%	19%	19%	19%	19%	25%	25%	25%	25%(12)	25%(12)
Portfolio Turnover of Global Opportunities Portfolio	18%(18)	18%(18)	18%(18)	18%(18)	18%(18)	—	—	—	—	—
Portfolio Turnover of High Income Opportunities Portfolio	79%	79%	79%	79%	79%	72%	72%	72%	72%(12)	72%(12)
Portfolio Turnover of International Income Portfolio	45%	45%	45%	45%	45%	28%	28%	28%	28%(12)	28%(12)
Portfolio Turnover of Short-Term U.S. Government Portfolio	26%	26%	26%	26%	26%	34%	34%	34%	34%(12)	34%(12)

(See footnotes on next page.)

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Financial Highlights (continued)

	Strategic Income Fund

	Year Ended October 31,

	2008			2007			2006

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$8.02	$7.590	$7.600	$7.890	$7.470	$7.470	$7.900	$7.480	$7.480
Income (Loss) From Operations
Net investment income(2)	$0.402	$0.331	$0.325	$0.436	$0.356	$0.356	$0.398	$0.320	$0.320
Net realized and unrealized gain (loss)	(0.929)	(0.881)	(0.885)	0.221	0.207	0.217	0.161	0.153	0.153
Total income (loss) from operations	$(0.527)	$(0.550)	$(0.560)	$0.657	$0.563	$0.573	$0.559	$0.473	$0.473
Less Distributions
From net investment income	$(0.537)	$(0.456)	$(0.457)	$(0.527)	$(0.443)	$(0.443)	$(0.563)	$(0.477)	$(0.477)
Tax return of capital	(0.016)	(0.014)	(0.013)	—	—	—	(0.006)	(0.006)	(0.006)
Total distributions	$(0.553)	$(0.470)	$(0.470)	$(0.527)	$(0.443)	$(0.443)	$(0.569)	$(0.483)	$(0.483)
Net asset value - End of year	$6.940	$6.570	$6.570	$8.020	$7.590	$7.600	$7.890	$7.470	$7.470
Total Return (3)	(7.09)%	(7.73)%	(7.85)%	8.61%	7.77%	7.91%	7.30%	6.50%	6.50%
Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)	$760,072	$151,015	$399,865	$598,155	$180,871	$311,317	$414,882	$194,351	$225,985
Ratios (as a percentage of average daily net assets):
Expenses (4)(5)	1.04%	1.79%	1.79%	1.04%	1.78%	1.78%	0.99%	1.74%	1.74%
Net investment income	5.19%	4.50%	4.43%	5.49%	4.74%	4.74%	5.04%	4.27%	4.29%
Portfolio Turnover of the Fund(16)	14%	14%	14%	36%	36%	36%	50%	50%	50%
Portfolio Turnover of the Fund, excluding contributions and withdrawals	13%	13%	13%	—	—	—	—	—	—
Portfolio Turnover of Boston Income Portfolio	54%	54%	54%	—	—	—	—	—	—
Portfolio Turnover of Emerging Markets Local Income Portfolio	38%	38%	38%	2%	2%	2%	—	—	—
Portfolio Turnover of Floating Rate Portfolio	7%	7%	7%	61%	61%	61%	50%	50%	50%
Portfolio Turnover of Global Macro Portfolio	26%	26%	26%	45%	45%	45%	41%	41%	41%
Portfolio Turnover of High Income Opportunities Portfolio	48%	48%	48%	81%	81%	81%	62%	62%	62%
Portfolio Turnover of Short-Term U.S. Government Portfolio	24%	24%	24%	35%	35%	35%	—	—	—
Portfolio Turnover of International Income Portfolio	14%	14%	14%	2%	2%	2%	—	—	—

(1)	For the period from the start of business, June 27, 2007 to October 31, 2007.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	The administrator subsidized certain operating expenses (equal to 0.36%, 4.25%, 4.63% and 287.76% for Class A shares of Emerging Markets Local Income Fund; 0.12%, 0.33% and 673.39% for Class A and Class I shares of Global Macro Absolute Return Fund; and 1.74%, 1.76%, 1.99% and 301.15% for Class A shares of Diversified Currency Income Fund of average daily net assets for the years ended October 31, 2010, 2009 and 2008 and the period from the start of business, June 27, 2007, to October 31, 2007, respectively). For Class C shares of Global Macro Absolute Return Fund, the administrator subsidized certain operating expenses (equal to 0.08% of average daily net assets for the period ended October 31, 2009). For Class C and Class I shares of Emerging Markets Local Income Fund, the administrator subsidized certain operating expenses (equal to 0.36% of average daily net assets for the period ended October 31, 2010).
(7)	The impact of the capital contribution by the administrator on total return for the year ended October 31, 2008 for Diversified Currency Income Fund was less than 0.005%. Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 9.12% for Class A shares of Emerging Markets Local Income Fund; 3.99% for Class A and Class I shares of Global Macro Absolute Return Fund and 9.14% for Class A shares of Diversified Currency Income Fund.
(8)	Not annualized.
(9)	Annualized.
(10)	For Class C shares of Global Macro Absolute Return Fund, from the start of business, October 1, 2009 to October 31, 2009; and for Class R shares of Global Macro Absolute Return Fund, from the start of business, April 8, 2010 to October 31, 2010.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

(11)	For Class I shares of Strategic Income Fund, from the start of business, April 3, 2009 to October 31, 2009; and for Class R shares of Strategic Income Fund, from the start of business, August 3, 2009 to October 31, 2009.
(12)	For the Portfolio’s year ended October 31, 2010.
(13)	For Class C shares of Emerging Markets Local Income Fund, for the period from commencement of operations on August 3, 2010 to October 31, 2010; and for Class I shares of Emerging Markets Local Income Fund, for the period from commencement of operations on November 30, 2009 to October 31, 2010.
(14)	For the period from the start of business, August 31, 2010 to October 31, 2010.
(15)	The investment adviser and administrator reimbursed certain operating expenses (equal to 1.38% of average daily net assets for the period from the start of business, August 31, 2010 to October 31, 2010). Absent this reimbursement, total return would be lower.
(16)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.
(17)	For the period from the Portfolio’s start of business, August 31, 2010 to October 31, 2010.
(18)	For the period from the Portfolio’s start of business, November 20, 2009 to October 31, 2010.
(19)	For the Fund’s year ended October 31, 2010.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Further Information About The Portfolios

A Fund may invest in one of more of the Portfolios. As such, shareholders will be subject to the investment strategies of the Portfolios. The investment objective(s) and principal strategies of each Portfolio are described below. The Portfolios may employ other types of strategies and invest in other types of securities that are not described below. Over time a Fund will alter its allocation of assets among the Portfolios and may add or remove Portfolios that are considered for investment. It is not possible to predict the extent to which a Fund will be invested in a Portfolio at any one time. The degree to which a Fund may be subject to the risks of a particular Portfolio will depend on the extent to which the Fund has invested in the Portfolio.

Boston Income Portfolio. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks reasonable preservation of capital to the extent attainable from its investment in high yield, high risk corporate bonds, and growth of income and capital as secondary objectives. The Portfolio currently invests primarily in high yield, high risk corporate bonds (commonly referred to as "junk bonds" which are rated lower than investment grade (i.e., bonds rated lower than Baa by Moody’s and lower than BBB by S&P) or are unrated and of comparable quality as determined by the investment adviser. Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative. The Portfolio may hold securities that are unrated or in the lowest rating categories (rated C by Moody’s or D by S&P). Bonds rated C by Moody’s are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in payment default or a bankruptcy petition has been filed and debt service payments are jeopardized. The Portfolio invests a substantial portion of its assets in bonds issued in connection with mergers, acquisitions and other highly leveraged transactions. The Portfolio may invest in a wide variety of other income-producing debt securities (including senior floating rate loans and secured and unsecured subordinated loans, second lien loans and bridge loans), as well as preferred stocks that pay dividends. The Portfolio may invest up to 10% of its net assets in municipal obligations, including shares of affiliated investment companies. Some debt securities acquired by the Portfolio do not pay current income or do not make regular interest payments, while others may pay interest in the form of additional debt securities. The Portfolio may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stocks on which the interest is payable-in-kind. The Portfolio will generally hold well in excess of 100 securities, which may help reduce investment risk. The Portfolio may invest up to 25% of total assets in foreign and emerging market securities, which are predominantly U.S. dollar denominated. With respect to non-dollar denominated securities, the Portfolio may hedge currency fluctuations by entering into forward foreign currency contracts. For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.61%.

Emerging Markets Local Income Portfolio. The Portfolio’s investment objective is total return. The Portfolio seeks its investment objective by investing in securities, derivatives and other instruments to establish investment exposures to emerging markets. The Portfolio invests at least 80% of total net assets (plus borrowing for investment purposes) in (i) securities denominated in currencies of emerging market countries, (ii) fixed income instruments issued by emerging market entities or sovereign nations, and/or (iii) derivative instruments, denominated in or based on the currencies, interest rates, or issues of, emerging market countries (the "80% Policy"). Emerging market countries are defined to include any country which did not accede to (i.e., did not become a member of) the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as frontier market countries. The Portfolio has significant exposure to foreign currencies and duration. The Portfolio’s investments may be highly concentrated in a geographic region or country. The Portfolio may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending. The Portfolio is a non-diversified fund. For the fiscal year ended October 31, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.65%.

Floating Rate Portfolio. The Portfolio’s investment objective is to provide a high level of current income. Under normal circumstances, the Portfolio invests at least 80% of its total assets in income producing floating rate loans and other floating rate debt securities. The Portfolio invests primarily in senior floating rate loans of domestic and foreign borrowers ("Senior Loans"). Senior Loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as "junk"). The Portfolio may invest up to 25% of its total assets in foreign Senior Loans. Foreign Senior Loans must be denominated in U.S. dollars, euros, British pounds, Swiss francs, or Canadian dollars. The Portfolio may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”), other floating rate debt securities, fixed income debt obligations and money market instruments. Money market holdings with a remaining maturity of less than 60 days will be deemed floating rate assets. For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.52%.

Global Macro Portfolio. The Portfolio’s investment objective is total return. The Portfolio seeks its investment objective by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world. The Portfolio normally invests in multiple countries and may have significant exposure to foreign currencies. The Portfolio’s long and short investments primarily are sovereign exposures, including sovereign debt, currencies, and interest rates. The Portfolio may also invest

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

in corporate debt and equity issuers, both foreign and domestic, including banks, and commodities-related investments. The Portfolio invests, under normal market conditions, at least 50% of net assets in investment grade investments (rated at least BBB by S&P or Fitch or Baa by Moody’s) and may invest the remainder of its assets in lower-rated or unrated investments. The Portfolio’s investments may be highly concentrated in a geographic region or country, typically including less-developed countries, characterized as emerging and frontier markets. Normally, not more than 25% of the Portfolio’s assets are invested in securities or issuers in any one foreign country or denominated in any one currency other than the U.S. dollar or the euro. The Portfolio may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending. The Portfolio may borrow for investment purposes. The Portfolio is a non-diversified fund. For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.53%.

Global Macro Absolute Return Advantage Portfolio. The Portfolio’s investment objective is total return. The Portfolio seeks its investment objective by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world. The Portfolio normally invests at least 40% of its net assets in foreign investments and may have significant exposure to foreign currencies. For purposes of determining compliance with this requirement the absolute value of the notional amount of long and short derivative positions will be treated as Portfolio assets. The Portfolio’s long and short investments primarily are sovereign exposures, including sovereign debt, currencies, and interest rates. The Portfolio may also invest in corporate debt and equity issuers, both foreign and domestic, including banks, and commodities-related investments. The Portfolio’s investments may be highly concentrated in a geographic region or country and typically a portion will be invested in emerging market countries. The Portfolio may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending. The Portfolio may borrow for investment purposes. The Portfolio is a non-diversified fund. For the period from the start of business, August 31, 2010 to the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 1.00%.

Global Opportunities Portfolio. The Portfolio’s investment objective is total return. The Portfolio’s investments may include foreign and domestic securities and other instruments, including sovereign debt, mortgage-backed securities (“MBS”), corporate debt, other fixed-income securities and commodities related investments. The Portfolio may invest up to 10% of its net assets in municipal obligations, including shares of affiliated investment companies. The Portfolio normally invests in at least three different countries (one of which may be the United States). The Portfolio typically invests in emerging market countries. The Portfolio may invest without limit in foreign currencies. The Portfolio’s investments may be highly concentrated in a geographic region or country and typically a portion will be invested in emerging market countries. The Portfolio is a non-diversified fund. For the period from the start of business, November 20, 2009 to October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.615% (annualized).

High Income Opportunities Portfolio. The Portfolio’s primary investment objective is to provide a high level of current income. The Portfolio seeks growth of capital as a secondary investment objective. The Portfolio invests at least 80% of its net assets in fixed-income securities, including preferred stocks (many of which have fixed maturities), senior and subordinated floating rate loans and convertible securities. The Portfolio invests primarily in high yield, high risk corporate bonds (commonly referred to as “junk bonds”). The Portfolio invests a substantial portion of its assets in bonds issued in connection with mergers, acquisitions and other highly-leveraged transactions. The Portfolio normally invests primarily in bonds rated in the lowest investment grade category or below by Moody’s or BBB and below by S&P and in comparable unrated bonds. Bonds rated BBB and Baa have speculative characteristics, while lower rated bonds are predominantly speculative. The Portfolio may invest up to 15% of its total assets in convertible securities. The Portfolio may also purchase securities that make "in-kind" interest payments, bonds not paying current income and bonds that do not make regular interest payments. The Portfolio may invest up to 25% of its total assets in foreign and emerging market securities, which are predominantly U.S. dollar denominated and up to 5% of its total assets in non-U.S. dollar denominated investments. With respect to non-U.S. dollar denominated securities, the Portfolio may hedge currency fluctuations by entering into forward foreign currency exchange contracts. Under normal circumstances, the Portfolio will generally hold well in excess of 100 securities, which may help reduce investment risk. The Portfolio may invest up to 15% of its total assets in equity securities and up to 10% of its net assets in municipal obligations, including shares of affiliated investment companies. The Portfolio will utilize short sales and repurchase agreements. It is anticipated that the Portfolio may have net economic leverage of up to 20% through the use of credit default swaps. For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.58%.

International Income Portfolio. The Portfolio’s investment objective is total return. The Portfolio seeks its investment objective by investing in securities, derivatives and other instruments to establish diversified investment exposures in both developed and emerging markets. The Portfolio invests at least 80% of net assets in (i) securities denominated in foreign currencies, (ii) fixed income instruments issued by foreign entities or sovereign nations, (iii) derivative instruments, denominated in or based on the currencies, interest rates, or issues of foreign entities or sovereign nations, and/or (iv) precious metals and commodities-related instruments (the “80% Policy”). Certain emerging market countries are referred to as frontier market countries. The Portfolio’s investments may be highly concentrated in a geographic region. The Portfolio may engage in repurchase agreements, reverse repurchase agreements, forward commitments, short sales and securities lending. For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.625%.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Investment Grade Income Portfolio. The Portfolio’s investment objective is to seek current income and total return. The Portfolio seeks its investment objectives by investing primarily in fixed-income securities, which may include preferred stocks, corporate bonds, U.S. Government securities, money market instruments, mortgage-backed securities (including collateralized mortgage obligations and so-called "seasoned" mortgage-backed securities), commercial mortgage-backed securities, asset-backed securities (including collateralized debt obligations) and convertible debt securities. The Portfolio may invest significantly in securities issued by various U.S. Government sponsored entities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and Federal Home Loan Banks. Under normal market conditions, the Portfolio invests at least 80% of its net assets in investment grade securities which are rated at least BBB by S&P or Baa by Moody’s or in unrated securities determined by the investment adviser to be of comparable quality (the "80% Policy"). Generally, it is expected that the Portfolio will limit investment in investment grade securities rated BBB by S&P or Baa by Moody’s to not more than 50% of its total assets; however, the Portfolio is not subject to any specific limitation. The Portfolio limits investment in securities rated below investment grade (i.e., rated below BBB by S&P or Baa by Moody’s) and credit derivatives where the credit rating of the reference instrument is below investment grade to not more than 15% of its total assets, and may invest in securities in any rating category, including those in default. The securities held by the Portfolio are expected to have an average effective maturity between five and ten years. The Portfolio may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. The Portfolio may engage in covered short sales and repurchase agreements and may lend its securities. For the fiscal year ended December 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.45%.

Short-Term U.S. Government Portfolio (formerly Investment Portfolio). The Portfolio’s investment objective is to seek total return. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities (the "80% policy"). The Portfolio may also invest in mortgage-backed securities, corporate bonds, preferred stocks, asset-backed securities and/or money market securities. The Portfolio normally invests at least 90% of its net assets in investment grade securities being those rated BBB or Baa and higher). Additionally, the Portfolio’s dollar-weighted average duration will not exceed three years. The Portfolio may engage in active management techniques, securities lending. Investment Portfolio may borrow from banks to increase investments (“leveraging”). Such borrowings will be unsecured. The Portfolio may borrow an amount (when taken together with any borrowings for temporary purposes) equal to as much as 50% of the value of its net assets (not including such borrowings). Leveraging will exaggerate any increase or decrease in the net asset value of the securities held by the Portfolio and, in that respect, may be considered a speculative practice. In addition, the costs associated with borrowing may exceed the return on investments acquired with borrowed funds. The Portfolio is authorized to participate in non-recourse lending programs. The Portfolio intends to limit its cumulative net investment in such program assets to 5% of its total net assets determined at the time of investment. The Portfolio may enter into forward commitments to purchase Generic MBS, with the total amount of such outstanding commitments not to exceed 10% of the Portfolio’s total net assets. Such forward commitments may be entered into for purposes of investment leverage. The Portfolio may enter into forward commitments to sell Generic MBS, with the total amount of such outstanding commitments not to exceed 50% of the portfolio’s MBS holdings. In addition, the Portfolio at times may enter into mortgage dollar rolls. The Portfolio may engage in short sales of securities. The Portfolio may also take short or long positions with regard to certain Market indices which are synthetic total return swap indices. The Portfolio may engage in securities lending for total return as well as for income, and may invest the collateral received from loans in securities in which it may invest. For the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.50%

MSAR Completion Portfolio. The Portfolio’s investment objective is total return. The Portfolio uses an options-based return Enhancement Strategy to pursue its investment objective which serves as an overlay to a portfolio of income securities managed by EVM (Core Strategy). By combining these two strategies, the Portfolio seeks to provide investors with a portfolio that will generate returns with low volatility and low correlation to stock and bond market returns. The Portfolio is a non-diversified fund.

Core Strategy. The Portfolio’s Core Strategy may invest in a broad range of income securities, including (but not limited to) debt securities of all types, preferred stocks, corporate debt securities of U.S. and non-U.S. issuers (including convertible securities and corporate commercial paper, senior and subordinated debt, foreign securities (including sovereign debt), foreign currencies, repurchase agreements and reverse repurchase agreements, commodities-related investments, mortgage- and asset-backed securities, inflation-indexed bonds issued by governments and corporations, structured notes, delayed funding loans and revolving credit facilities, bank certificates of deposit, fixed time deposits, bank deposits (or investments structured to provide the same type of exposure) and bankers’ acceptances of foreign and domestic banks. The Portfolio may engage in derivative transactions, short sales and securities lending. Permitted derivative transactions include the purchase and sale of futures contracts on securities, indices or currencies, options on futures contracts, deliverable and nondeliverable forward currency exchange contracts, exchange-traded and over-the-counter options on securities, indices or currencies, interest rate, inflation, total return and credit default swaps, forward rate agreements, forward commitments, and credit-linked notes and similar structured products. Derivatives entered by the Portfolio may be traded in the U.S. and abroad. Under normal market conditions, the Portfolio’s investment in foreign securities will not exceed 25% of its net assets.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

Enhancement Strategy. The Portfolio’s Enhancement Strategy is implemented by the Portfolio’s sub-adviser, Parametric Risk Advisors LLC ("PRA"). PRA seeks to generate incremental return for the Portfolio by writing a series of call and put option spread transactions on the S&P 500 Index, SPDRs and/or another proxy for the S&P 500 Index. PRA generally seeks call spreads and put spreads that are "out of the money". That is, the exercise price of the call options sold generally will be above the current level of the index when written and the exercise price of the call options bought will be above the exercise price of the call options sold. The exercise price of put options sold generally will be below the current level of the index when written and the exercise price of the put options bought will be below the exercise price of put options sold. For the period from the start of business, August 24, 2010 to the fiscal year ended October 31, 2010, the effective annualized rate of investment advisory fee paid to BMR, based on average daily net assets of the Portfolio, was 0.82% (annualized).

Parametric Structured Absolute Return Portfolio. The Portfolio’s investment objective is total return. The Portfolio will seek to achieve its investment objective by utilizing a generally market-neutral strategy with substantially offsetting long and short exposures to major securities, currencies and commodities markets. The Portfolio will mix long investments in five structured active strategies employed by Parametric Portfolio Associates LLC (“PPA”) (structured U.S. equity, structured international equity, structured emerging market equity core, structured currency and structured commodity) with short exposures to the strategies’ corresponding market benchmark indices (S&P 500, MSCI EAFE, MSCI EM, U.S. Dollar and DJ-UBS Commodity Indices). The Portfolio expects to achieve long exposures to the equity markets primarily through investments in individual stocks and long commodity and currency exposures primarily through positions in swaps, futures and forwards. The Portfolio currently achieves its short index exposures primarily using swaps and futures. Other PPA strategies and accompanying market hedges may, in the future, be incorporated in the Portfolio. The Portfolio has established a wholly-owned subsidiary in the Cayman Islands, PSAR Commodity Subsidiary, Ltd., for the purpose of investing in commodity-related investments, as well as any other permitted investments.

Eaton Vance Global Income Funds

Prospectus dated March 1, 2011 as revised October 25, 2011

More Information

About the Funds: More information is available in the Statement of Additional Information. The Statement of Additional Information is incorporated by reference into this Prospectus. Additional information about each Fund’s and Portfolio’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year. You may obtain free copies of the Statement of Additional Information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122
website: www.eatonvance.com

You will find and may copy information about each Fund (including the Statement of Additional Information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-800-732-0330 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s website (www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Shareholder Inquiries: You can obtain more information from Eaton Vance Shareholder Services or the Fund transfer agent, BNY Mellon Investment Servicing (US) Inc. If you own shares and would like to add to, redeem or change your account, please write or call below:

Regular Mailing Address:	Overnight Mailing Address:	Phone Number:
Eaton Vance Funds	Eaton Vance Funds	1-800-262-1122
P.O. Box 9653	101 Sabin Street	Monday - Friday
Providence, RI 02940-9653	Pawtucket, RI 02860	8 a.m. - 6 p.m. ET

The Funds’ Investment Company Act No. is 811-04015	GMIIFP

2967-10/11	© 2011 Eaton Vance Management